As filed with the Securities and Exchange Commission on August 7, 2020

Securities Act File No. 333-239667

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. 1
Post-Effective Amendment No. ☐

360 FUNDS
(Exact Name of Registrant as Specified in Charter)

4300 Shawnee Mission Parkway, Suite 100
Fairway, KS 66205
(Address of Principal Executive Offices) (Zip Code)

877-244-6235
(Registrant’s Area Code and Telephone Number)

The Corporation Trust Company
Corporation Trust Company
1209 Orange Street
Wilmington, DE 19801
(Name and Address of Agent for Service)

With copies to:

John H. Lively, Esq.
Practus, LLP
11300 Tomahawk Creek Parkway, Suite 310
Leawood, Kansas 66211
(913) 660-0778

Approximate Date of Proposed Public Offering:

As soon as practicable after this Registration Statement becomes effective.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

Title of Securities Being Registered: Shares of beneficial interest, no par value, of the shares of the Timber Point Global Allocations Fund

360 Funds

Timber Point Alternatives Fund

(formerly the EAS Crow Point Alternatives Fund)

c/o M3Sixty Administration, LLC
4300 Shawnee Mission Parkway, Suite 100
Fairway, Kansas 66205

August 7, 2020

Dear Shareholder:

On behalf of the Board of Trustees (the “Board”) of 360 Funds (the “Trust”), we are pleased to invite you to a special meeting of shareholders (the “Special Meeting”) of the Timber Point Alternatives Fund (the “Alternatives Fund”). The Special Meeting is scheduled for August 21, 2020, at M3Sixty Administration, LLC, 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205, the Trust’s fund administrator and transfer agent.

At the Special Meeting, shareholders of the Alternatives Fund will be asked to vote on the proposed reorganization (the “Reorganization”) of the Alternatives Fund with and into the Timber Point Global Allocations Fund (the “Global Fund”, formerly the Crow Point Global Tactical Allocation Fund) (collectively, the “Funds”). The Alternatives Fund and the Global Fund are both series of the Trust. The Funds share the same investment adviser, Timber Point Capital Management, LLC.

If the Reorganization is approved by shareholders, you will become a shareholder of the Global Fund on or around the date the Reorganization occurs.

At a quarterly meeting of the Trust held on April 30, 2020, the Board approved the Reorganization subject to shareholder approval. A discussion of the factors considered by the Board in approving the Reorganization is set forth in the section of the combined proxy statement and prospectus (the “Proxy Statement/Prospectus”) titled “Board Considerations.”

Formal notice of the Special Meeting appears on the next page, followed by the Proxy Statement/Prospectus. The proposal is discussed in detail in the enclosed Proxy Statement/Prospectus, which you should read carefully. The Board recommends that you vote “FOR” the proposal.

Your vote is important regardless of the number of shares you own. To avoid the added cost of follow-up solicitations and possible adjournments, please read the Proxy Statement/Prospectus and cast your vote. It is important that your vote be received before August 21, 2020.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Randall K. Linscott
President and Principal Executive Officer

Timber Point Alternatives Fund

(formerly the EAS Crow Point Alternatives Fund)

a series of
360 Funds

c/o M3Sixty Administration, LLC
4300 Shawnee Mission Parkway, Suite 100
Fairway, Kansas 66205

Important Notice Regarding Availability of Proxy Materials for the
Shareholder Meeting to be held on August 21, 2020

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the Timber Point Alternatives Fund:

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders (the “Special Meeting”) of the Timber Point Alternatives Fund (the “Alternatives Fund”) is scheduled for August 21, 2020 at 9:00 A.M. Central Time at M3Sixty Administration, LLC, 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205.

At the Special Meeting, the Alternatives Fund’s shareholders will be asked to vote on one proposal:

1.	To approve an Agreement and Plan of Reorganization by and between the Alternatives Fund and the Timber Point Global Allocations Fund (the “Global Fund”, formerly the Crow Point Global Tactical Allocation Fund), providing for the reorganization of the Alternatives Fund into the Global Fund (the “Reorganization”);
2.	To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes.

Please read the enclosed combined proxy statement and prospectus (the “Proxy Statement/Prospectus”) carefully for information concerning the proposal to be placed before the Special Meeting.

The Board of Trustees recommends that you vote “FOR” the Proposal.

Shareholders of record as of the close of business on July 1, 2020, are entitled to notice of, and to vote at, the Special Meeting and are also entitled to vote at any adjournments or postponements thereof. Your attention is called to the accompanying Proxy Statement/Prospectus. Regardless of whether you plan to attend the Special Meeting, please complete, sign, and return the enclosed Proxy Ballot before August 21, 2020 so that a quorum will be present and a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by submitting a revised Proxy Ballot, by giving written notice of revocation to the Alternatives Fund or by voting in person at the Special Meeting.

By Order of the Board of Trustees

Randall K. Linscott
President and Principal Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON AUGUST 21, 2020: This Notice, Proxy Statement and the Funds’ most recent Annual Report to shareholders are available on the internet at https://vote.proxyonline.com/tp/docs/alternatives2020.pdf.

PROXY STATEMENT/PROSPECTUS
August 7, 2020

Special Meeting of Shareholders
of the Timber Point Alternatives Fund
Scheduled for August 21, 2020

Acquisition of the Assets and Liabilities of:	By and in Exchange for Shares of Beneficial Interest of:
Timber Point Alternatives Fund (formerly the EAS Crow Point Alternatives Fund) EASIX (A series of 360 Funds) 4300 Shawnee Mission Parkway, Suite 100 Fairway, Kansas 66205 (877) 244-6235

Timber Point Global Allocations Fund

(formerly the Crow Point Global Tactical Allocation Fund)

CGHIX

(A series of 360 Funds)

4300 Shawnee Mission Parkway, Suite 100

Fairway, Kansas 66205

(877) 244-6235

(each an open-end investment company)

Important Notice Regarding the Availability of Proxy Materials for
the Special Meeting to be held on August 21, 2020

The Proxy Statement/Prospectus explains what you should know before voting on the matter described herein or investing in the Timber Point Global Allocations Fund. Please read it carefully and keep it for future reference.

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMIEND THAT THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TO OBTAIN MORE INFORMATION

To obtain more information about the Timber Point Alternatives Fund (the “Alternatives Fund”) and the Timber Point Global Allocations Fund (the “Global Fund”) (and collectively, the “Funds”), please write or call for a free copy of the current prospectus, statement of additional information, annual/semi-annual shareholder reports, or other information. The Funds currently do not have a website.

Alternatives Fund or Global Fund

By Phone:	(877) 244-6235

By Mail:	360 Funds c/o M3Sixty Administration, LLC 4300 Shawnee Mission Parkway, Suite 100 Fairway, KS 66205

The following documents containing additional information about the Funds, each having been filed with the U.S. Securities and Exchange Commission (“SEC”), are incorporated by reference into this Proxy Statement/Prospectus:

1.	The Statement of Additional Information dated August 7, 2020 relating to this Proxy Statement/Prospectus;
2.	The Prospectus and Statement of Additional Information dated January 28, 2020, each as supplemented from time to time, for the Funds;
3.	The Annual Report dated September 30, 2019 for the Funds; and
4.	The Semi-Annual Report dated March 31, 2020 for the Funds.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder, and in accordance therewith, file reports and other information including proxy materials with the SEC.

This Proxy Statement/Prospectus will be mailed on or about August 12, 2020 to shareholders of record of the Alternatives Fund as of July 1, 2020 (the “Record Date”).

You also may view or obtain these documents from the SEC:

In Person:	Public Reference Section 100 F Street, N.E. Washington, D.C. 20549-1520 (202) 551-8090

By Mail:	U.S. Securities and Exchange Commission Public Reference Section 100 F Street, N.E. Washington, D.C. 20549-1520 (Duplication Fee Required)

By Email:	publicinfo@sec.gov (Duplication Fee Required)

By Internet:	www.sec.gov

When contacting the SEC, you will want to refer to the Funds’ SEC file numbers. The file number for the document listed above as (1) is 333-239667. The file number for the documents listed above as (2), (3) and (4) is 811-21726.

INTRODUCTION/QUESTIONS & ANSWERS

What is happening?

At a meeting held on April 30, 2020, the Board of Trustees (the “Board”) of 360 Funds approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) that provides for the reorganization of the Timber Point Alternatives Fund (the “Alternatives Fund,” formerly the EAS Crow Point Alternatives Fund) into the Timber Point Global Allocations Fund (the “Global Fund,” formerly the Crow Point Global Tactical Allocation Fund) (the “Reorganization”). The Reorganization requires shareholder approval and, if approved, is expected to be effective, close of business, on August 21, 2020, or such other date as the parties may agree (the “Closing Date”).

Why is the Reorganization being proposed?

The Reorganization will combine two series with similar investment objectives and similar strategies into one series. The Reorganization is being proposed to achieve operating efficiencies and lower operating expenses and to provide an opportunity for a more efficient investment management process. The Reorganization may benefit you by reducing operating expenses due to the spreading of fixed costs over a larger pool of assets. Additionally, shareholders of the Alternatives Fund will pay a lower management fee. Alternatives Fund shareholders will see a reduction in annual fund operating expenses due to the Global Fund having a lower annual fund operating expense ratio than the Alternatives Fund. In addition, Timber Point Capital Management, LLC (“Timber Point”), the investment adviser to both Funds, has agreed to maintain the Global Fund’s expense limitation agreement through at least January 31, 2022.

Why did the Trustees approve the Reorganization?

Before approving the Reorganization, the Board considered the Funds investment objectives and principal investment strategies, as well as the other potential benefits (i.e., lower investment advisory fee and lower overall operating expenses) of the Reorganization to shareholders of the Alternatives Fund. The Board determined that the Reorganization is in the best interests of the Funds and their shareholders and that it will not dilute the interests of the shareholders of the Funds. The Board believes the Reorganization will enable shareholders of the Alternatives Fund to benefit from, among other things:

•	the net operating expenses of the Global Fund will be lower than the net operating expenses currently being paid by Alternatives Fund shareholders;
•	the investment advisory fee rate for the Global Fund is 0.10% lower than the investment advisory fee rate of the Alternatives Fund (0.90% vs. 1.00% per annum, respectively);
•	a better performance record - the Global Fund has outperformed the Alternatives Fund over the one and five-year periods ended December 31, 2019; and
•	the greater potential to achieve operating efficiencies and economies of scale.

Why did you send me this information?

Because you, as a shareholder of the Alternatives Fund, are being asked to approve a Reorganization that will result in a transaction in which you will ultimately hold shares of the Global Fund, this Proxy Statement also serves as a prospectus for the Global Fund. The Global Fund is an open-end management investment company whose investment objective is described below.

These materials include a combined proxy statement and prospectus (the “Proxy Statement/Prospectus”) and a Proxy Ballot for the Alternatives Fund. It provides you with information you should review before providing voting instructions on the proposal listed in the Notice of Special Meeting of Shareholders.

Who is eligible to vote?

Shareholders holding an investment in shares of the Alternatives Fund as of the close of business on July 1, 2020 (the “Record Date”), are eligible to vote at the Special Meeting or any adjournments or postponements thereof. Approval of the Reorganization requires the affirmative vote of the lesser of: (i) 67% or more of the voting securities present at the Special Meeting, provided that more than 50% of the voting securities are present in person or represented by proxy at the Special Meeting; or (ii) a majority of the voting securities entitled to vote. AST Fund Solutions has been retained by Timber Point to collect and tabulate shareholder votes.

How do I vote?

You may submit your Proxy Ballot in one of three ways:

By Telephone. The toll-free number for telephone voting can be found on the enclosed Proxy Ballot. You will be required to provide your control number located on the Proxy Ballot.

By Mail. Mark the enclosed Proxy Ballot, sign and date it, and return it in the postage-paid envelope we provided. If you are a joint owner, any one of you may sign the Proxy Ballot.

In Person at the Special Meeting. You can vote your shares in person at the Special Meeting. If you expect to attend the Special Meeting in person, please call toll-free at 1-877-244-6235.

To be certain your vote will be counted, a properly executed Proxy Ballot must be received prior to August 21, 2020. If you vote by any of these methods, the persons appointed as proxies will officially cast your votes on your behalf at the Special Meeting. You may also attend the Special Meeting and cast your vote in person at the Special Meeting.

You can revoke your proxy or change your voting instructions at any time until the vote is taken at the Special Meeting. For more details about shareholder voting, see the “General Information About the Proxy Statement/Prospectus” section of this Proxy Statement/Prospectus.

Should shareholders require additional information regarding the Special Meeting, they may contact 1-877-244-6235.

What happens if the Proposal is not approved?

If the Proposal is not approved by shareholders of the Alternatives Fund or does not close for any reason, such shareholders will remain shareholders of the Alternatives Fund, and the Alternatives Fund will continue to operate. The Board then will consider such other actions as it deems necessary or appropriate, including possible liquidation, for the Alternatives Fund.

Who is paying for the expenses associated with the Reorganization?

The expenses of the Reorganization will be paid by Timber Point, the investment adviser to the Funds. The Reorganization costs are estimated at $46,543.

When and where will the Special Meeting be held?

The Special Meeting is scheduled to be held at M3Sixty Administration, LLC, 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205 at 9:00 A.M. Central Time on August 21, 2020. If the Special Meeting is adjourned or postponed, any adjournments or postponements of the Special Meeting will also be held at the above location. If you expect to attend the Special Meeting in person, please call 1-877-244-6235.

How does the Board recommend that I vote?

The Board recommends that shareholders vote “FOR” the Proposal.

SUMMARY OF THE PROPOSAL

The Reorganization

You should read this entire Proxy Statement/Prospectus and the Form of Agreement and Plan of Reorganization, which is included in Appendix A. For more information about the Global Fund, please consult Appendix B.

On April 30, 2020, the Board approved the Reorganization. Subject to shareholder approval, the Reorganization provides for:

•	the transfer of all of the assets of the Alternatives Fund to the Global Fund in exchange solely for shares of beneficial interest of the Global Fund;
•	the assumption by the Global Fund of all the known liabilities of the Alternatives Fund;
•	the distribution of shares of the Global Fund to the shareholders of the Alternatives Fund; and
•	the complete liquidation of the Alternatives Fund.

If shareholders approve the Reorganization, each owner of shares of the Alternatives Fund would become a shareholder of the Global Fund. The Reorganization is expected to be effective on the Closing Date. Each shareholder of the Alternatives Fund will hold, immediately after the Closing Date, shares of the Global Fund having an aggregate value equal to the aggregate value of the shares of Alternatives Fund held by that shareholder as of the close of business on the Closing Date.

In considering whether to approve the Reorganization, you should note that:

•	each Fund is serviced by the same service providers, including the investment adviser, distributor, administrator, transfer agent, and custodian;
•	the Reorganization will not affect a shareholder’s right to purchase, redeem or exchange shares of the Funds;
•	the interests of the current shareholders of the Funds will not be diluted as a result of the Reorganization; and
•	the Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization pursuant to Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”); accordingly, pursuant to this treatment, neither the Alternatives Fund nor its shareholders nor the Global Fund nor its shareholders are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement.

PROPOSAL – APPROVAL OF REORGANIZATION

Introduction

Shareholders of the Alternatives Fund are being asked to approve a Reorganization, providing for the reorganization of the Alternatives Fund with and into the Global Fund. If the Reorganization is approved, shareholders in the Alternatives Fund will become shareholders in the Global Fund as of the close of business on the Closing Date.

At a meeting held on April 30, 2020, the Board considered a proposal by Timber Point to reorganize the Alternatives Fund into the Global Fund. The factors considered by the Board are discussed more fully under “Board Considerations” below and generally include representations by Timber Point that a combined Fund would provide investors with economies of scale and expose investors to a more globally diverse portfolio of investments. The Board also considered that the Reorganization is expected to be a tax-free transaction.

Comparison of the Funds’ Investment Objectives

Both Funds seek growth of capital as part of their respective investment objective. However, the Funds have different primary benchmark indexes to which they seek to outperform, but both Funds compare their performance to the Bloomberg Barclays U.S. Aggregate Bond Index (the Alternatives Fund’s primary benchmark, the Global Fund’s secondary index). In addition, both Funds operate as “diversified” funds, which means they may not purchase the securities of any issuer, if, as a result, as to 75% of the Fund’s total assets, more than 5% of its total assets would be invested in the securities of one issuer or the Fund would hold more than 10% of the outstanding voting securities of any one issuer. Diversified funds generally invest in a greater number of issuers. Both Fund’s investment objective may be changed without shareholder approval and both Funds have committed to providing shareholders with 60 days advance notice of any change in investment objective.

The chart below compares the investment objectives of the Funds.

	Alternatives Fund	Global Fund
Investment Objective	Preservation and growth of capital.	To seek income with long-term growth of capital as a secondary objective.

Comparison of the Funds’ Fees and Expenses

As shown in the expense table that follows, the annual net expense ratio of the Global Fund is lower than the annual net expense ratio of the Alternatives Fund. The advisory fee for the Global Fund is lower than advisory fee charged by the Alternatives Fund (i.e., 0.90% vs. 1.00%). The following table shows the fees and expenses of each Fund for its most recently audited fiscal year (including any adjustments due to changes in contractual fees), as well as the pro forma fees and expenses for the Global Fund for its fiscal year ended September 30, 2019 assuming that the Reorganization occurs on October 1, 2019. The examples following the table will help you compare the cost of investing in the Alternatives Fund with the estimated cost of investing in the Global Fund (based on the pro forma fees and expenses). Pro forma numbers are estimated in good faith and are hypothetical.

Fees and Expenses – Institutional Class

Shareholder Fees (fees paid directly from your investment)	Alternatives Fund	Global Fund	Pro Forma Combined Global Fund
Redemption Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Alternatives Fund	Global Fund	Pro Forma Combined Global Fund
Management Fees	1.00%	0.90%	0.90%
Distribution and/or (12b-1) Fees	None	None	None
Other Expenses[1]	1.24%	1.53%	1.03%
Acquired Fund Fees and Expenses[2]	0.71%	0.30%	0.56%
Total Annual Fund Operating Expenses[3]	2.95%	2.73%	2.49%
Fee Waiver/Expense Reimbursement	(0.39%)	(0.91)%	(0.37)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	2.56%[4]	1.82%[5,6]	2.12%[6]

1.	Other Expenses includes 0.15%, 0.09% and 0.13% in dividend and interest expenses related to short selling and/or options related trading for the Alternatives Fund, Global Fund and Pro Forma Combined Global Fund, respectively.

2.	This number represents the combined total fees and operating expenses of the underlying funds (e.g., investment companies and other pooled investment vehicles) owned by the Funds and is not a direct expense incurred by the Fund or deducted from the Fund’s assets. Since the number does not represent a direct operating expense of a Fund, the operating expenses set forth in the Funds’ financial highlights do not include this figure.

3.	Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Financial Highlights tables for each Fund. The information in the Financial Highlights tables reflects the operating expenses of the respective Fund and does not include Acquired Fund Fees and Expenses or the Expense Limitation Agreement described below. Acquired Fund Fees and Expenses are the fees and expenses incurred indirectly by a Fund as a result of its investments in investment companies and other pooled investment vehicles.

4.	Pursuant to an operating expense limitation agreement between Timber Point Capital Management, LLC (“Timber Point” or the “Adviser”) and the Alternatives Fund, the Adviser has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of such Fund’s business) to not more than 1.70% of the average daily net assets of each share class of the Fund through January 31, 2022. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three years following the date when the waived fee or reimbursed expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time of recoupment.

5.	Total Annual Fund Operating Expenses for Global Fund have been restated to show shareholders’ approval of an increase in the Global Fund’s investment advisory fee, increasing the management fee from 0.80% to 0.90% per annum and to shows changes to the administrative service fees and the estimated effects of combined operations.

6.	Pursuant to an operating expense limitation agreement between Timber Point and the Global Fund, Timber Point has agreed to waive or reduce its fees and to assume other expenses of the Global Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of such Global Fund’s business) to not more than 1.43% of the average daily net assets of each share class of the Global Fund through January 31, 2022. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board. Each waiver or reimbursement of an expense by Timber Point is subject to repayment by the Global Fund within three years following the date when the waived fee or reimbursed expense was incurred, provided that the Global Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time of the recoupment.

Example

The following examples are intended to help you compare the costs of investing in each Fund and the combined Fund. The examples assume that you invest $10,000 in each Fund and in the combined Fund after the Reorganization for the time periods indicated and reflects what you would pay if you close your account at the end of each of the time periods shown. The examples also assume that your investment has a 5% return each year, that all distributions are reinvested and that each Fund’s operating expenses remain the same, and the contractual agreement to limit expenses remains in effect only until January 31, 2022. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 year	3 years	5 years	10 years
Alternatives Fund	$259	$876	$1,518	$3,243
Global Fund	$185	$761	$1,364	$2,994
Pro Forma Combined Global Fund	$215	$740	$1,292	$2,798

Comparison of the Funds’ Principal Investment Strategies

The chart that follows compares the principal investment strategies of the Funds. The Funds have similarities in their investment strategies, but they are not identical.

Similarities. First, both Funds are managed by the same investment adviser and portfolio manager. Next, both Funds follow a tactical asset allocation strategy that may include investments in common stock, mutual funds, exchange-traded funds (“ETFs”), closed-end funds, private funds and hedge funds (the “Underlying Funds”), debt securities, derivatives and options. Both Funds may invest a large percentage of their assets in Underlying Funds to obtain their desired market exposure. Neither Fund follows a strict capitalization-based strategy, but the Alternatives Fund does target a capitalization range from $250 million to $300 billion while the Global Fund has no similar target regarding capitalization. In addition, both Funds are actively traded, which can result in a portfolio turnover rate of 100% or higher. Last, the Funds’ fundamental investment policies with respect to borrowing money, acting as an underwriter, making loans, purchasing or selling real estate or commodities, purchasing the securities of any one issuer, concentrating in an industry, and issuing senior securities are substantially similar.

Differences. One of the main differences between the Funds is the Global Fund normally invests 40% to 70% of its portfolio in foreign securities while the Alternatives Fund reserves the right to invest in foreign securities but it does not commit to a certain level of exposure to such securities. As of March 31, 2020, the Global Fund had approximately 15% of its portfolio invested in foreign securities while the Alternatives Fund 1% of its assets invested in foreign securities. Foreign securities holdings in the Global Fund were lower than normal as of 3/31/2020 as a result of the global market turmoil and more attractive investment opportunities in the US markets. Another difference in the Funds is that the Alternatives Fund tends to allocate its investments among multiple alternative investment styles, which are generally considered to be investments that exhibit low volatility and relatively low long-term market correlation to the broader equity and bond markets. The Global Fund tends to favor investments in publicly traded ETFs and closed-end funds that tend to correlate to the performance of the broader equity and bond markets.

The following is a comparison of the Funds’ principal investment strategies, which are non-fundamental (i.e. they may be changed without shareholder approval) unless otherwise noted:

Principal Investment Strategies
Alternatives Fund	Global Fund

The Adviser’s investment philosophy centers on the preservation and growth of capital through both good and bad markets. The Adviser believes that for most shareholders, investment success is about growing capital over time while protecting it at all times, not about beating a market index which can frequently involve losses while still meeting the objective. Thus, the Adviser follows an absolute return approach in managing the Fund, as defined below. In executing its strategy, the Adviser attempts to generate consistent, positive returns regardless of market conditions by allocating the Fund’s investments among multiple alternative investment styles. Alternative investment styles generally exhibit low volatility and relatively low long-term market correlation.

“Low correlation” refers to the extent to which the performance of an investment moves in synch with the broader equity and bond markets. The goal of the Adviser in managing the Fund’s assets is to construct a portfolio of assets that exhibit low correlation with and downside capture of the stock market. A correlation measure of 1 demonstrates perfect positive correlation; a correlation measure of 0 demonstrates no correlation and a correlation measure of -1 demonstrates a perfect negative correlation.

Many mutual funds are managed according to a “relative return” approach (i.e., they aim to perform better than their mutual fund category, their mutual fund peers or the general market as a whole). By contrast, “absolute return” refers to the strategy of seeking positive investment performance regardless of overall or broader market performance. Absolute return strategies, which the Adviser believes will be less volatile, differ from relative return because they are concerned with the return of a particular investment and do not compare it to any other measure or benchmark.

The Fund pursues its absolute return objective by tactically allocating its capital among multiple potential alternative investment classes, including investments in private funds. The Fund may, generally, pursue investments among the following alternative investment classes or strategies: Long-Short Equity, Long-Short Credit, Asset Backed Securities, Arbitrage, Commodities, Convertibles, Floating Rate Debt, Currencies, Emerging Market Bonds, Emerging Market Equities, High Yield, Managed Futures, and Real Estate (primarily through real estate investment trusts (“REITs”)).

The Global Fund normally maintains a global portfolio of uncorrelated assets that can include exposure, through underlying vehicles, to common stocks and other investments. The Fund’s benchmarks are the S&P 500® Total Return Index and the Bloomberg Barclays U.S. Aggregate Bond Index.

The Global Fund intends to achieve its investment objective by utilizing an asset allocation strategy to invest in a global portfolio of uncorrelated assets that can include exposure, through underlying vehicles, to common stocks and other investments.

The Fund invests primarily in common stocks of all issuers, exchange-traded funds (“ETFs”) and actively managed open-end registered investment companies (“open-end funds”), as well as actively managed closed-end registered investment companies (“closed-end funds”). The Fund, through underlying vehicles and securities in which it invests, may invest in non-U.S. companies (including those in emerging markets). The Fund may also invest directly in debt securities. The Fund’s investment portfolio is concentrated in a relatively small number of holdings. The Fund’s investment strategies may result in a turnover rate as high as or greater than 100%.

The Fund may, but is not required to: (i) enter into equity, total return and currency swap agreements, futures contracts and options on futures contracts (including with respect to index and commodities) and forward currency contracts; and (ii) write put and covered call options on securities (including ETFs and exchange-traded notes (“ETNs”)), indexes and currencies, in each case for hedging purposes or to seek to increase returns, including as a substitute for purchasing an underlying vehicle.

The Fund may, but is not required to, effect short sales of securities. A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefor) at a later date and at a lower price and profiting from the price decline.

A general overview of the Fund’s investment classes is illustrated below. Allocations among the various investment classes or strategies will vary:

•      Cash

•      Arbitrage

•      Commodities

•      Currencies

•      Convertibles

•      Asset Backed Securities

•      Emerging Markets

•      Managed Futures

•      Real Estate

•      Long/Short Credit

The Fund may invest directly or through other mutual funds, exchange traded funds (“ETFs”), closed-end funds and private funds, including hedge funds (“Underlying Funds”) across these alternative investment classes. Investments in illiquid private funds, including illiquid hedge funds, will be limited to no more than 15% of the Fund’s net assets. An ETF is an investment company that typically seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. The Adviser may invest a portion of the Fund’s assets in other mutual funds that are also advised by the Adviser. The Adviser will adjust the asset allocation among each alternative investment class based on its assessment of market conditions and investment opportunities. Depending on market conditions, the core of the Fund’s investments will ordinarily be in long-short equity and long-short credit strategies managed by the Adviser. The Adviser also expects to utilize other alternative asset classes to round out portfolio allocations, some of which may also be managed by the Adviser, others may be managed by a Sub-adviser. Whether these asset classes are managed by the Adviser or not, they will generally show lower correlations to broader market indices to seek to reduce the Fund’s volatility compared to the markets in general.

The Adviser or a Sub-adviser will execute a portion of the Fund’s strategy by investing in a wholly owned and controlled subsidiary (the “Subsidiary”). The Subsidiary invests the majority of its assets in commodities, commodity-linked derivative investments and other futures contracts. The Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis.

To assist in assessing the attractiveness of each of the alternative asset classes, the Adviser utilizes a proprietary quantitative model that analyzes various technical characteristics of each class and provides a risk score on the investment prospects of each. Specifically, the quantitative model examines certain data to forecast which investment securities, asset classes, or strategies are likely to underperform or outperform cash. The Adviser may allocate to cash or cash equivalents during periods of market duress. The Adviser does not employ market timing, but rather a disciplined, repeatable process with a focus on low volatility, downside protection and portfolio consistency. The Adviser believes the application of a disciplined, quantitative approach to portfolio management and asset allocation helps the Adviser’s execution in its goal of generating positive absolute returns over time.

Similarly, when taking short positions with respect to securities through investments in derivative instruments, the Adviser is expecting the value of such securities to fall during the period of the Fund’s investment exposure.

Although the Fund is classified as “diversified” under the 1940 Act, it may invest in a smaller number of issuers than other, more diversified, investment portfolios.

Capital growth is expected to be realized from an increase in value of the underlying equities that comprise the Fund. Under normal conditions, the Fund intends to invest in various classes of securities of issuers located in at least five different countries, including the United States. Additionally, the Fund will normally invest between 40% and 70% of its total assets in foreign securities, including up to 15% of its total assets in securities of issuers located in emerging markets. The Fund also has flexibility to invest up to 20% of its net assets in preferred securities and up to 15% of its net assets in private investment funds, such as hedge funds and fund-of-funds. Securities will be chosen using a proprietary fundamental investment process.

As an alternative to investments in equity securities, the Fund may invest in debt securities that are convertible into common or preferred stocks, or that the Adviser otherwise believes provide an investment return comparable to, or more favorable than, investment in equity securities.

The Fund will not invest in debt securities rated below B- or the equivalent by Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Rating Service (“Standard & Poor’s”). High yield bonds are securities rated at the time of purchase BB or Ba and below by credit rating agencies such as Moody’s and Standard & Poor’s. High yield debt securities are commonly referred to as “junk bonds.” The Fund is not required to sell or otherwise dispose of any security that loses its rating or has its rating reduced after the Fund has purchased it. However, the Fund would not normally expect that junk bonds would exceed in the aggregate 5% of Fund’s total assets. The Fund intends to invest in debt securities of all maturity durations.

The Adviser may enter into foreign currency exchange transactions on behalf of the Fund with respect to the Fund’s equity investments, in order to hedge against changes in the U.S. dollar value of dividend income the Fund expects to receive in the future and that is denominated in foreign currencies, or in the U.S. dollar value of securities held by the Fund denominated in foreign currencies. Foreign currency exchange transactions include the purchase or sale of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange-traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. There is no limit on the amount of foreign currency exchange transactions that the Adviser may enter into on behalf of the Fund.

The Fund is designed to exhibit low volatility, low correlation and low downside capture to the broad markets and to provide an effective absolute return alternative to long-only equity strategies and traditional fixed-income strategies. “Broad markets” refer generally to the commonly recognized securities exchanges and the indices that track the performance of those exchanges. Indices commonly used to track these markets include the Standard & Poor’s 500 Index and the Barclays Capital Aggregate Bond Index, respectively. As the Fund pursues a multi-strategy approach and utilizes a blend of alternative investment styles, the HFRI Fund-of-Funds Conservative Index is the most relevant index to which the Fund should be benchmarked.

The Fund may invest in securities directly, or through other investment companies, including alternative (a.k.a. “hedged”) mutual funds, ETFs, closed end funds and private funds. “Hedged mutual funds” are those mutual funds that employ a non-traditional investment style sometimes found in the hedge fund investment world. For example, they may use a limited amount of leverage, sell securities short, use derivatives, such as swaps, and hold cash positions as they deem appropriate to adjust to market cycles. The Fund may utilize derivatives such as equity and index options in order to selectively hedge individual stock exposure. Given the broader investment flexibility, hedged mutual funds can adjust their net long or short equity exposure much more liberally than traditional “long-only” mutual funds. The Hedged mutual funds may pursue a variety of specific investment styles or “hedge fund-like strategies” that fall under the aforementioned alternative investment classes.

By combining multiple alternative asset classes in the Fund, the Adviser pursues a diversified investment program designed with the goal of delivering low market volatility, low market beta and relatively low market correlation. The Fund aims to isolate and extract the key benefits that may be found, but not necessarily exclusively, in hedge fund investing (absolute return, low volatility, low – modest beta, relatively low market correlation, investment flexibility, hedging capability, etc.) by selectively incorporating individual securities or investments, mutual funds, ETFs, closed-end funds and private funds into a mutual fund investment vehicle.

The Fund may use listed/exchange-traded options contracts and also expects to use unlisted (or “over-the-counter”) options to a substantial degree (as options contracts on many foreign companies and sector-specific indices are currently available only in the over-the-counter market).

Investment Process: In its portfolio construction process, the Adviser utilizes a rules-based, disciplined investment approach that begins with a quantitative evaluation of individual securities and selected alternative investment classes. Using the same quantitative approach, the Adviser then utilizes its proprietary quantitative investment tools to construct an expected return forecast for securities and asset classes.

By employing a combined quantitative and qualitative process, the Adviser applies a tactical, integrated approach in the investment process for the Fund. This covers all stages of portfolio construction, including forming strategic allocation, identifying new potential investments within the allocation parameters and determining whether such investments meet the Adviser’s standards and requirements set forth in its selection process.

The Fund’s market capitalization target range for global equities is $250 million to $300 billion. The Fund’s investments in fixed income securities are not limited by maturity or credit quality.

The desired result is a disciplined, repeatable investment process that aims for effective market navigation, portfolio consistency and return stability, as illustrated in the following chart.

Comparison of the Funds’ Principal Risks

The following tables set forth information on the principal risks of investing in the Funds. The first table lists each principal risk that is shared by both Funds. The Funds’ description of these principal risks, as set forth in their current prospectus, may vary slightly but are not materially different. The description of the principal risks set forth below is that of the Global Fund. The second table lists the principal risks that are unique to each Fund. The Funds have added a new principal risk for the COVID-19 crisis.

Description of the Principal Risk – Global Fund
Principal Risks Shared by Both Funds

An investment in the Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective.

General Risk – There is no assurance that the Fund will meet its investment objective; you could lose money by investing in the Fund.

Market Risk – Prices of equity securities and the value of the Fund’s investments will fluctuate and may decline significantly over short-term or long-term periods.

Equity Securities Risk – Stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Foreign (Non-U.S.) Securities Risk – Investments in foreign securities carry special risks, including foreign political instability, greater volatility, less liquidity, financial reporting inconsistencies, and adverse economic developments abroad, all of which may reduce the value of foreign securities. Many of these risks can be even greater when investing in countries with developing economies and securities markets, also known as “emerging markets.”

Emerging Market Risk – Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile.

Other Investment Companies Risk – The main risk of investing in other investment companies (including open-end funds, closed-end funds and ETFs) is the risk that the value of the securities underlying an investment company might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund.

Exchange-Traded Funds Risk – Investments in ETFs carry security specific risks and market risk. Also, if the area of the market representing the underlying index or benchmark does not perform as expected for any reason, the value of the investment in the ETF may decline. In addition, due to transactions via market prices rather than at net asset value, the performance of an ETF may not completely replicate the performance of the underlying index.

Derivatives Risk – The Fund’s indirect use of derivative instruments (including swap agreements, futures contracts, options on futures contracts, forward currency contracts and put and call options) involves risks different from, or possibly greater than, the risks associated with investing directly in securities including leverage risk, counterparty default risk and tracking risk.

Options Risk – Options are subject to sudden price movements and are highly leveraged, in that payment of a relatively small purchase price, called a premium, gives the buyer the right to acquire an underlying futures contract, forward contract or commodity that has a face value substantially greater than the premium paid. The buyer of an option risks losing the entire purchase price of the option. The writer, or seller, of an option risks losing the difference between the purchase price received for the option and the price of the futures contract, forward contract or commodity underlying the option that the writer must purchase or deliver upon exercise of the option. There is no limit on the potential loss. These options may be listed on securities exchanges or traded in the over-the-counter market. The Fund’s ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker/dealers participating in such transactions will not fulfill their obligations.

Short Position Risk – The Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the Adviser’s ability to anticipate accurately the future value of a security or instrument. The Fund’s losses are potentially unlimited in a short position transaction.

Currency Risk – The Fund is subject to currency risk because fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of the Fund’s investments denominated in foreign securities.

Private Investment Fund Risk – Investments in private investment funds (whether liquid or illiquid), such as hedge funds and fund-of-funds, carry various risks, including that some fund products: use leverage and other speculative investment practices that may increase the risk of investment loss; are not required to provide periodic pricing or valuation information to investors; may involve complex tax structures and delays in distributing important tax information; are not subject to the same regulatory requirements as mutual funds; often charge high fees; and in many cases the underlying investments are not transparent.

Smaller Capitalization Risk – Smaller capitalization companies may have a narrower geographic and product/service focus and be less well known to the investment community, resulting in more volatile share prices and a lack of market liquidity.

Interest Rate Risk – The Fund’s debt investments are subject to interest rate risk, which is the risk that the value of a security will vary as interest rates fluctuate.

Credit Risk – The Fund’s debt investments are subject to credit risk. The value of a debt instrument is likely to fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency, which may cause the Fund to lose money. Credit risk also exists whenever the Fund enters into a foreign exchange or derivative contract, because the counterparty may not be able or may choose not to perform under the contract.

High-Yield or “Junk” Security Risk – Investments in debt securities that are rated below investment grade by one or more nationally recognized statistical rating organization (“NRSRO”) (“high-yield securities” also known as “junk securities”) may be subject to greater risk of loss of principal and interest than investments in higher-rated debt securities. High-yield securities are also generally considered to be subject to greater market risk than higher-rated securities. These securities may be considered speculative and the value of these securities can be move volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

Commodities Risk – Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

Managed Fund Risk – The investment decisions of the Adviser may cause the Fund to underperform other investments or benchmark indices. The Fund may also underperform other mutual funds with similar investment strategies. As with any mutual fund investment, there can be no guarantee that the Fund will achieve its investment goals.

High Portfolio Turnover Risk – The risk that a high portfolio turnover rate has the potential to result in the realization by the Fund and distribution to shareholders of a greater amount of gains than if the Fund had a low portfolio turnover rate, which may lead to a higher tax liability.

Swaps Risk – Investing in swaps involves investment techniques, risk analyses, and tax planning different from those associated with ordinary securities transactions. Swaps may be difficult to value and may be considered illiquid. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial loss. Swap investments expose the Fund to counterparty risk. This is the risk that the counterparty to a swap will default and be unable to meet its obligations under the terms of the swap agreement. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. To the extent that the Fund invests in different types of swaps, the Fund will also be exposed to the risks of the underlying investment in the swap transaction (e.g., equity security risks for equity swaps).

Taxation Risk – By investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. However, because the Subsidiary is a controlled foreign corporation, any income received from its investments will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.

Market Turbulence Resulting from COVID-19 – An outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Funds. Any such impact could adversely affect the Funds’ performance, the performance of the securities in which a Fund invests and may lead to losses on your investment in a Fund.

	Alternatives Fund	Global Fund
Principal Risks Unique to Each Fund

Merger Arbitrage Risk – Investments in companies that are expected to be, or already are, the subject of a publicly announced merger, takeover, tender offer, leveraged buyout, spin-off, liquidation or other corporate reorganization carry the risk that the proposed or expected corporate event may not be completed or may be completed on less favorable terms than originally expected.

Real Estate Risk – REIT share prices may decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties.

Convertible Securities Risk – The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness.

Value Investing Risk – Investing in undervalued securities involves the risk that such securities may never reach their expected market value, either because the market fails to recognize a security’s intrinsic worth or the expected value was misjudged. Over time, a value investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles.

Large Capitalization Company Risk – The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors.

Mid-Capitalization Company Risk – The risk that the mid-cap companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid-cap stocks may be more volatile than those of larger companies.

Hedging Risk – The Adviser from time to time employs various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust and execute hedges in an efficient and timely manner. For a variety of reasons, the Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.

Cybersecurity Risk – As the use of technology has become more prevalent in the course of business, the Fund has become more susceptible to operational, financial and information security risks resulting from cyber-attacks and/or technological malfunctions. Cyber-attacks have occurred and will continue to occur. Cyber-attacks include, among other things, the attempted theft, loss, misuse, improper release, corruption or destruction of, or unauthorized access to, confidential or highly restricted data relating to the Fund and its shareholders; and attempted compromises or failures to systems, networks, devices and applications relating to the operations of the Fund and its service providers. Cybersecurity breaches may result from unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) or from outside attacks, such as denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users).

Comparison of the Funds’ Performance

The following information is intended to help you understand the risks of investing in the Funds. The following bar charts show the changes in each Fund’s shares’ performance from year to year. The table below shows how each Fund’s shares average annual total returns compare over time to those of a broad-based securities market index. This information provides some indication of the risks of investing in the Funds. Past performance (before and after taxes) of the Funds is no guarantee of how they will perform in the future. Updated performance information for each Fund is available at no cost by calling (877) 244-6235.

Alternatives Fund

PERFORMANCE BAR CHART

(calendar year returns as of December 31)

The year-to-date return for the Alternatives Fund’s shares as of the quarter ended June 30, 2020 was (20.24)%.

During the periods shown in the bar chart, the best performance for a quarter was 5.59% (for the quarter ended March 31, 2012). The worst performance for a quarter was (11.75)% (for the quarter ended December 31, 2018).

AVERAGE ANNUAL TOTAL RETURNS*

(For periods ended December 31, 2019)

Alternatives Fund	One Year	Five Years	Ten Years
Return Before Taxes	4.68%	0.92%	1.67%
Return After Taxes on Distributions	4.63%	0.68%	1.14%
Return After Taxes on Distributions and Sale of Fund Shares	2.95%	0.62%	1.21%
Bloomberg Barclay’s U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	8.72%	3.05%	3.74%
HFRI Fund-of-Funds Conservative Index** (reflects no deduction for fees, expenses or taxes)	6.60%	2.38%	2.81%

* Effective January 28, 2019, the Fund’s Class I shares were re-designated as the Institutional Class shares. On May 29, 2020, the Investor Class shares were exchanged for Institutional Class shares of the Alternatives Fund. The performance above is for the Institutional Class shares.

** The HFRI Fund-of-Funds Conservative Index is included because it shows how the Fund’s performance compares with the returns of an index of funds with similar investment objectives.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate in effect as of December 31, 2019 and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”). Investor Class returns before taxes include maximum possible sale load. After-tax returns for Investor Class shares, which are not shown, will vary from those of Institutional Class shares.

The performance reflected above reflects that of the prior investment advisers. The Fund’s current adviser, Timber Point, assumed responsibility of fund operations on April 10, 2020. Mr. David R. Cleary, President and Chief Investment Officer of Timber Point, serves as portfolio manager to the Alternatives Fund. Before starting Timber Point, Mr. Cleary worked at Crow Point Partners, LLC, the former investment adviser, and served as co-portfolio manager to the Alternatives Fund from October 2017 through April 1, 2020.

Global Fund

PERFORMANCE BAR CHART FOR INSTITUTIONAL CLASS SHARES

(calendar year returns as of December 31)

The calendar year-to-date return for the Global Fund’s shares as of June 30, 2020 was (7.07)%.

During the periods shown in the bar chart, the best performance for a quarter was 9.45% (for the quarter ended March 31, 2019). The worst performance for a quarter was (10.27)% (for the quarter ended December 31, 2018).

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2019)

Global Fund	One Year	Five Years	Since Inception*
Return Before Taxes	15.88%	3.28%	2.73%
Return After Taxes on Distributions	15.47%	1.67%	1.14%
Return After Taxes on Distributions and Sale of Fund Shares	10.00%	1.77%	1.35%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.69%	13.44%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	8.72%	3.05%	2.78%

* Effective September 28, 2018, the Fund’s Class I shares were re-designated as the Institutional Class shares. Class I shares commenced operations on April 10, 2013. On May 29, 2020, the Investor Class shares were exchanged for Institutional Class shares of the Global Fund. The performance above is for the Institutional Class shares.

The S&P 500 Total Return Index is an unmanaged market capitalization weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Investors may not invest in the indexes directly; unlike the Fund's returns, the indexes do not reflect any fees or expenses.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bond market. The index invests in a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States – including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than one year.

After-tax returns are based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and may differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. After tax returns are shown for only Investor Class Shares. After tax returns for Institutional Class shares will vary.

The performance reflected above reflects that of the prior investment advisor. The Fund’s current adviser, Timber Point, assumed responsibility of fund operations on April 10, 2020. Mr. David R. Cleary, President and Chief Investment Officer of Timber Point, serves as portfolio manager to the Global Fund. Before starting Timber Point, Mr. Cleary worked at Crow Point Partners, LLC, the former investment adviser, and served as co-portfolio manager to the Global Fund from October 2017 through April 1, 2020.

Current performance of the Fund may be lower or higher than the performance quoted above. Updated performance information may be obtained by calling (877) 244-6235.

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect a Fund’s performance.  During the most recent fiscal year, the Alternatives Fund’s portfolio turnover rate was 147% of the average value of its portfolio and the Global Fund’s portfolio turnover rate was 176% of the average value of its portfolio.

Comparison of Sales Load, Distribution and Shareholder Servicing Agreements

 The sales loads, distribution and shareholder servicing arrangements of each of the Funds are identical. Complete information on the sales load, distribution and shareholder servicing arrangements can be found in Appendix B to this Proxy Statement/Prospectus.

Comparison of Purchase, Redemption and Exchange Policies and Procedures

 The purchase, redemption and exchange policies and procedures of each of the Funds are identical. Complete information on the purchase, redemption and exchange policies and procedures can be found in Appendix B to this Proxy Statement/Prospectus.

Comparison of the Management of the Funds

Timber Point Capital Management, LLC (the “Timber Point”) is the investment adviser to each Fund. Timber Point is responsible for furnishing an investment program for the Funds, making the day-to-day investment decisions, arranging the execution of portfolio transactions and will continue to do so in the same capacity following the Reorganization. Timber Point is located at 555 Pleasantville Road, Suite N202, Briarcliff Manor, NY 10510. Subject to the authority of the Board, Timber Point is responsible for the overall management of each Fund’s business affairs. Timber Point was established in January 2020 and serves primarily individual investors, financial advisers, and registered investment companies. Timber Point is registered with the U.S. Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940, as amended. As of April 30, 2020, Timber Point had approximately $83 million in assets under management.

Mr. David Cleary is President and Chief Compliance Officer of Timber Point and currently serves as a portfolio manager to each Fund. Mr. Cleary will continue to manage the Global Fund in the same capacity following the Reorganization. Previously, he was a principal and portfolio manager at Crow Point Partners, LLC, the previous investment adviser to the Funds. Before joining Crow Point, Mr. Cleary spent 23 years at Lazard Asset Management where he held a series of senior portfolio management roles over multi-asset and global fixed income strategies. Mr. Cleary additionally served as the firm’s global head of fixed income, a $26 billion platform. Prior to Lazard, Mr. Cleary worked at UBS and IBJ Schroder, mostly in fixed income asset management roles. He began working in the asset management field in 1987 upon his graduation from Cornell University, with a BS in Business Management and Applied Economics. Mr. Cleary is a Chartered Financial Analyst.

The Funds’ SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in each Fund.

Timber Point has contractually agreed to waive its management fee and/or reimburse certain Fund operating expenses, but only to the extent necessary so that each Fund’s net expenses, excluding interest, expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of such Fund’s business, does not exceed 1.70% and 1.43% of the net assets of the Alternatives Fund and Global Fund, respectively.  The contractual agreement is effective through January 31, 2022 for each Fund. These contractual arrangements may only be terminated by, or with the consent of, the Board.

The Global Fund has an advisory fee structure, which provides for payment of an investment advisory fee at the annual rate of 0.90% of the average value of its daily net assets. Prior to June 2020, the Global Fund paid an advisory fee at the annual rate of 0.80% of the average value of its daily net assets. For the fiscal year ended September 30, 2019, the Global Fund paid an investment advisory fee to the previous adviser at an annual rate of 0.00% of the average daily net assets of the Global Fund after waivers and reimbursements.

The Alternatives Fund has an advisory fee structure, which provides for payment of an investment advisory fee at the annual rate of 1.00% of the average value of its daily net assets. For the fiscal year ended September 30, 2019, the Alternatives Fund paid an investment advisory fee to the previous adviser at an annual rate of 0.63% of the average daily net assets of the Alternatives Fund after waivers and reimbursements.

Comparison of Service Providers for the Funds

The Funds are serviced by the same administrator, distributor, custodian, independent registered public accounting firm and legal counsel. It is anticipated that this group of service providers will continue serving the Global Fund following the approval of the Reorganization.

Administrator. M3Sixty Administration, LLC (“M3Sixty” or the “Administrator”), with principal offices at 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205, provides accounting, administrative, transfer agency, dividend disbursing agency and shareholder servicing agency services for the Funds pursuant to an Investment Company Services Agreement (the “Services Agreement”). Under the Services Agreement, M3Sixty is responsible for a wide variety of functions, including but not limited to: (a) Fund accounting services; (b) financial statement preparation; (c) valuation of a Fund’s portfolio securities; (d) pricing a Fund’s shares; (e) assistance in preparing tax returns; (f) preparation and filing of required regulatory reports; (g) communications with shareholders; (h) coordination of Board and shareholder meetings; (i) monitoring a Fund’s legal compliance; and (j) maintaining shareholder account records.

Alternatives Fund

Before the prior reorganization that took place on October 13, 2017, Gemini Fund Services, Inc. (“GFS”), 80 Arkay Drive, Suite 110, Hauppauge, New York 11788 served as administrator, fund accountant, and transfer agent for the Alternatives Fund Predecessor Fund. For the fiscal year ended April 30, 2017, the Alternatives Fund Predecessor Fund paid $62,225 to FGS for administrative fees. For the fiscal year ended April 30, 2017, the Alternatives Fund Predecessor Fund paid $37,662 to GFS for fund accounting fees. For the fiscal year ended April 30, 2017, the Alternatives Fund Predecessor Fund paid $41,832 to GFS for transfer agency fees.

After the prior reorganization, M3Sixty serves as administrator, fund accountant and transfer agent for the Alternatives Fund. For the fiscal year ended April 30, 2018, the Alternatives Fund paid M3Sixty $94,974 under the Services Agreement for fund administration, fund accounting and transfer agent services, of which M3Sixty waived $44,660. For the fiscal period ended September 30, 2018, the Alternatives Fund paid M3Sixty $69,952 under the Services Agreement for fund administration, fund accounting and transfer agent services, of which M3Sixty waived $16,250. For the fiscal year ended September 30, 2019, the Alternatives Fund paid M3Sixty $187,247 under the Services Agreement for CCO service fees, fund administration, fund accounting and transfer agent services, of which M3Sixty waived $9,582.

Global Fund

Before the prior reorganization that took place on October 6, 2017, GFS served as administrator, fund accountant and transfer agent for the Global Fund Predecessor Fund. For the fiscal year ended May 31, 2017, the Global Fund Predecessor Fund paid GFS $26,869 for administrative services. For the fiscal year ended May 31, 2017, the Global Fund Predecessor Fund paid GFS $12,902 for fund accounting services. For the fiscal year ended May 31, 2017, the Global Fund Predecessor Fund paid GFS $24,542 for transfer agency services.

After the prior reorganization, M3Sixty serves as administrator, fund accountant and transfer agent for the Global Fund. For the fiscal year ended May 31, 2018, the Global Fund Predecessor Fund paid $79,705 to GFS and the Global Fund paid $68,785 to M3Sixty for administrative, fund accounting and transfer agency services, of which M3Sixty waived $39,934. For the fiscal period ended September 30, 2018, the Global Fund paid $40,311 to M3Sixty for administration, fund accounting and transfer agency services, of which M3Sixty waived $8,750. For the fiscal year ended September 30, 2019, the Global Fund paid M3Sixty $124,577 under the Services Agreement for CCO service fees, fund administration, fund accounting and transfer agent services, of which M3Sixty waived $7,500.

Distributor. Matrix 360 Distributors, LLC acts as the principal underwriter and distributor (the “Distributor”) of the Funds’ shares for the purpose of facilitating the registration of shares of the Funds under state securities laws and to assist in sales of Fund shares pursuant to a Distribution Agreement (the “Distribution Agreement”) approved by the Trustees. The Distributor is a broker-dealer registered with the SEC and a member in good standing of the Financial Industry Regulatory Authority, Inc. and maintains, at its own expense, its qualification as a broker-dealer under all applicable federal or state laws in those states which the Funds shall from time to time identify to the Distributor as states in which it wishes to offer its shares for sale, in order that state registrations may be maintained for the Funds. Shares of the Funds are sold on a continuous basis. The Distribution Agreement between a Fund and the Distributor requires the Distributor to use all reasonable efforts in connection with the distribution of the Fund’s shares. However, the Distributor has no obligation to sell any specific number of shares and will only sell shares for orders it receives.

Custodian. Fifth Third Bank (“Custodian”), 38 Fountain Square Plaza, Cincinnati, OH 45263, serves as custodian for the Funds’ assets. The Custodian acts as the depository for the Funds, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at a Fund’s request and maintains records in connection with its duties as Custodian.

Independent Registered Public Accounting Firm. The Trustees have selected the firm BBD, LLP, 1835 Market Street, 3rd Floor, Philadelphia, Pennsylvania 19103, to serve as independent registered public accounting firm for the Funds for their current fiscal year, as well as to audit the annual financial statements of the Funds, prepare the Funds’ federal, state and excise tax returns and consult with the Funds on matters of accounting and federal and state income taxation.

The independent registered public accounting firms will audit the financial statements of the Funds at least once each year. Shareholders will receive annual audited and semi-annual (unaudited) reports when published and written confirmation of all transactions in their account. A copy of the most recent Annual Report of a Fund will accompany the SAI whenever a shareholder or a prospective investor requests it.

Legal Counsel. Practus, LLP, located at 11300 Tomahawk Creek Parkway, Suite 310, Leawood, Kansas 66211, serves as legal counsel to the Funds.

Additional Information about the Funds

Form of Organization. The Funds are organized as separate series of the Trust. The Trust is an open-end management investment company organized as a Delaware statutory trust. The Trust is governed by a Board of Trustees. For more information about the history of the Trust see the Statement of Additional Information for the Funds dated January 28, 2020.

Dividends and Other Distributions. Each Fund will distribute all or substantially all its income and gains to its shareholders every year. Dividends paid by the Funds derived from net investment income, if any, will generally be paid annually and capital gains distributions, if any, will be made at least annually. Shareholders may elect to take dividends from net investment income or capital gains distributions, if any, in cash or reinvest them in additional Fund shares. Although a Fund will not be taxed on amounts it distributes, shareholders will generally be taxed on distributions, regardless of whether distributions are paid by the Fund in cash or are reinvested in additional Fund shares.

Financial Highlights. The fiscal year end of the Funds is September 30th. The surviving entity of the Reorganization will be the Global Fund. The financial highlights of the Global Fund and the Alternatives Fund that are contained in Appendix C have been audited by BBD, LLP, the Funds’ independent public accounting firm. BBD was the independent registered public accounting firm for the years/periods presented from May 31, 2018 to present. All prior years/periods were audited by the Funds' predecessor independent registered public accounting firm.

Capitalization. The fiscal year end of each Fund is September 30th. The following table shows on an unaudited basis the capitalization of each of the Funds as of March 31, 2020 and on a pro forma basis as of March 31, 2020, giving effect to the Reorganization. March 31 represents each Fund’s semi-annual reporting period.

	Alternatives Fund	Global Fund	Global Fund (combined) Adjustments		Pro Forma
Net Assets – Investor Class	$1,008,629	$298,383	$(298,383)		$—

Shares Outstanding – Investor Class	140,366	38,094	(38,094)		—

Net Asset Value Per Share – Investor Class	$7.19	$7.83	—		—

Net Assets – Institutional Class	$22,215,516	$17,935,731	$23,522,528	*	$41,458,259	*

Shares Outstanding – Institutional Class	3,053,200	2,276,860	2,985,092	*	5,261,952	*

Net Asset Value Per Share – Institutional Class	$7.28	$7.88	—		$7.88

* On May 29, 2020 Investor Class shares for each Fund were exchanged for such Fund’s Institutional Class shares. The pro forma Net Assets – Institutional Class and pro forma Shares Outstanding – Institutional Class both include the exchanged Investor Class shares for each Fund and assumes that 138,548 shares were issued from the exchange of Alternatives Fund Investor Shares into Alternatives Fund Institutional Shares and 37,866 shares issued from the exchange of Global Fund Investor Shares into Global Fund Institutional Shares and 2,947,226 shares issued from the conversion of the Alternatives Fund Institutional Shares into the Global Fund Institutional Shares and are presented based on Pro Forma amounts as-of March 31, 2020.

●	The amount of expenses as a result of the Reorganization are expected to be $46,543. Timber Point has agreed to pay the Reorganization expenses, so no adjustments have been made to this table for such costs.

The capitalization of the Alternatives Fund, and consequently the pro forma capitalization of the Global Fund, is likely to be different at the effective time of the Reorganization as a result of market movements and daily share purchase and redemption activity, as well as the effects of other ongoing operations of the Funds prior to completion of the Reorganization.

Additional Information about the Reorganization

The Reorganization Agreement

The terms and conditions under which the proposed transaction may be consummated are set forth in the Reorganization Agreement. Significant provisions of the Reorganization Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Agreement, a form of which is attached to this Proxy Statement/Prospectus as Appendix A.

The Reorganization Agreement provides for: (i) the transfer, as of the Closing Date, of all of the assets of the Alternatives Fund in exchange for shares of beneficial interest of the Global Fund and the assumption by the Global Fund of all of the Alternatives Fund’s liabilities; and (ii) the distribution of shares of beneficial interest of the Global Fund to shareholders of the Alternatives Fund, as provided for in the Reorganization Agreement. The Alternatives Fund will then be liquidated.

Each shareholder of the Alternatives Fund will hold, immediately after the Closing Date, the corresponding shares of the Global Fund having an aggregate value equal to the aggregate value of the shares of the Alternatives Fund held by that shareholder as of the close of business on the Closing Date. In the interest of economy and convenience, shares of the Global Fund will not be represented by physical certificates.

The obligations of the Funds under the Reorganization Agreement are subject to various conditions, including approval by the shareholders of the Alternatives Fund and that each Fund receives an opinion from Practus, LLP. to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. The Reorganization Agreement also requires that each of the Funds take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Agreement. The Reorganization Agreement may be terminated by mutual agreement of the parties or by one party on certain other grounds. Please refer to Appendix A to review the terms and conditions of the Reorganization Agreement.

Expenses of the Reorganization

The expenses of the Reorganization will be paid by Timber Point. The expenses of the Reorganization include, but are not limited to, the costs associated with the preparation of necessary filings with the SEC, printing and distribution of the Proxy Statement/Prospectus and proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the Special Meeting. The expenses of the Reorganization are estimated to be $46,543.

Tax Considerations

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368 of the Code. Accordingly, pursuant to this treatment, neither the Alternatives Fund nor its shareholders, nor the Global Fund nor its shareholders, are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization. In addition, a shareholder’s tax basis for shares held in the Alternatives Fund would carry over to shares of the Global Fund acquired in the Reorganization, and the holding period for shares held as a capital asset would also carry over to the Global Fund shares received in the Reorganization.

As a condition to the closing of the Reorganization, the Funds will receive an opinion from Practus, LLP to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes.

A successful challenge to the tax-free status of the Reorganization by the Internal Revenue Service (the “IRS”) would result in Alternatives Fund shareholders recognizing gain or loss with respect to each Alternatives Fund share equal to the difference between that shareholder’s basis in the share and the fair market value, as of the time of the Reorganization, of each Global Fund share received in exchange therefore.  In such event, a shareholder’s aggregate basis in the shares of the Global Fund received in the exchange would equal such fair market value, and the shareholder’s holding period for the shares would not include the period during which such shareholder held the Alternatives Fund shares.

If any of the representations or covenants of the parties as described herein is inaccurate, the tax consequences of the transaction could differ materially from those summarized herein.  Furthermore, the description of the tax consequences set forth herein will neither bind the IRS, nor preclude the IRS or the courts from adopting a contrary position.  No assurance can be given that contrary positions will not successfully be asserted by the IRS or adopted by a court if the issues are litigated.  No ruling has been or will be requested from the IRS in connection with this transaction.  No assurance can be given that future legislative, judicial or administrative changes, on either a prospective or retroactive basis, or future factual developments, would not adversely affect the accuracy of the conclusions stated herein.  Therefore, shareholders should consult their own tax adviser as to the specific tax consequences to them under the federal income tax laws, as well as any consequences under other applicable state or local or foreign tax laws given each shareholder’s own particular tax circumstances.

Before the Closing Date, the Alternatives Fund will pay to shareholders a cash distribution consisting of any undistributed investment company taxable income and/or any undistributed realized net capital gains, including any net gains realized from any sales of assets prior to the Closing Date. This distribution will be taxable to shareholders that are subject to tax.

Due to the similarities in investment objective, investment strategies and risks, and size of each Fund, a repositioning of the portfolio assets of the Alternatives Fund or the Global Fund, either before or after the Reorganization, is not anticipated. If any sales were to occur due to a repositioning of the portfolio assets of the Alternatives Fund, the actual tax impact of such sales would depend on the difference between the price at which such portfolio assets were sold and the Alternatives Fund’s basis in such assets. Any capital gains recognized from sales occurring due to a repositioning of the portfolio assets of the Alternatives Fund would be distributed to the Alternatives Fund’s shareholders as capital gain dividends (to the extent of the excess of net realized long-term capital gains over net realized short-term capital losses) and ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions would be taxable to shareholders. Timber Point may continue to buy or sell portfolio securities of the Funds in the normal course of business.

Assuming the Reorganization qualifies as a tax-free reorganization, as expected, the Global Fund will succeed to the capital loss carryovers, if any, of the Alternatives Fund upon the closing of the Reorganization for federal income tax purposes.  At their last fiscal year end, the Funds had capital loss carryforwards available for federal tax purposes available to offset future gains as follows:

Fund Name	Non-Expiring Short-Term	Non-Expiring Long-Term	Total
Alternatives Fund	$52,604	—	$52,604
Global Fund	$785,890	$2	$785,892

If these capital loss carryovers exist as of the closing date of the Reorganization, they will be available to offset future gains recognized by the combined Global Fund, subject to limitations under the Internal Revenue Code as described further below.  Where these limitations apply, all or a portion of a Fund’s capital loss carryovers may become unavailable, the effect of which may be to accelerate the recognition of taxable gain to the combined Fund and its shareholders post-closing.

First, a Fund’s capital loss carryforwards are subject to an annual limitation if that Fund undergoes a more than 50% change in ownership. In the current case, this limitation will apply to the capital loss carryforwards of the Global Fund. This limitation can materially affect the ability of the combined fund to use the capital loss carryforwards of the Global Fund after the merger. Capital losses of a Fund arising in its taxable year beginning after December 22, 2010 or thereafter may be carried forward indefinitely to offset future capital gains; capital losses arising in earlier taxable years generally may be carried forward only to each of the eight taxable years succeeding the loss year. Second, if either Fund has net unrealized built-in gains at the time of the Reorganization, for five years beginning after that date, such built-in gains, when realized, may not be offset by the losses (including any capital loss carryovers and “built in losses”) of the other Fund. Third, the capital losses of the Alternatives Fund that may be used by the Global Fund (including to offset any “built-in gains” of the Alternatives Fund itself) for the first taxable year ending after the closing date will be limited to an amount equal to the capital gain net income of the Global Fund for such taxable year (excluding capital loss carryovers) treated as realized post-closing based on the number of days remaining in such year.

Shareholders of the Alternatives Fund will receive a proportionate share of any taxable income and gains realized by the Global Fund and not distributed to its shareholders prior to the Reorganization when such income and gains are eventually distributed by the combined Global Fund.  As a result, shareholders of the Alternatives Fund may receive a greater amount of taxable distributions than they would have if the Reorganization had not occurred.  In addition, if the Global Fund, following the Reorganization, has proportionately greater unrealized appreciation in its portfolio investments as a percentage of its NAV than the Alternatives Fund, shareholders of the Alternatives Fund, post-closing, may receive greater amounts of taxable gain as such portfolio investments are sold than they otherwise might have if the Reorganization had not occurred.

You should consult your tax adviser regarding the effect, if any, of the Reorganization in light of your particular circumstances, as well as the state and local tax consequences, if any, of the Reorganization because this discussion only relates to the federal income tax consequences.

Accounting Survivor.

The Board of Trustees expects the Global Fund to be the accounting survivor following the Reorganization. This is based on the following information: the investment adviser and portfolio manager to the Global Fund will continue serving the Fund; the investment objective, policies and restrictions of the Global Fund are expected to remain the same; the expense structure of the Global Fund is expected to remain in place; the Global Fund’s investment advisory fee will remain in place; and the portfolio of the Global Fund is not expected to change significantly as part of the Reorganization.

Board Recommendation

Based upon its review, the Board, including a majority of the Trustees who are not “interested persons,” as defined by the 1940 Act (the “Independent Trustees”), determined that the Reorganization would be in the best interests of the Funds and their shareholders. In addition, the Board determined that the interests of the shareholders of the Funds would not be diluted as a result of the Reorganization.

Accordingly, after consideration of such factors and information it considered relevant, the Board, including a majority of the Independent Trustees, approved the Reorganization and voted to recommend to shareholders that they approve the Reorganization. The Board is therefore recommending that the Alternatives Fund’s shareholders vote “FOR” the Reorganization.

Board Considerations

The proposed Reorganization was presented to the Board for consideration at a meeting held on April 30, 2020. At this meeting, the Board reviewed detailed information about the proposed Reorganization. For the reasons discussed below, the Trustees, including all the Independent Trustees of the Trust, determined that the Reorganization is in the best interests of the Funds and their shareholders and voted to approve the Reorganization.

The Board was advised that it would be advisable and in the best interests of the Alternatives Fund and its shareholders for Timber Point to merge the Alternatives Fund with and into the Global Fund. Timber Point indicated that the reorganization should allow the shareholders of the Alternatives Fund to gain exposure to a broader portion of the overall global investment markets while gaining economies of scale for all shareholders by combining the assets of the Funds.

The Board, in recommending the proposed Reorganization, considered a number of factors in connection with this decision. Among the factors considered by the Board were:

1.	the terms of the proposed Reorganization, including the anticipated tax-free nature of the transactions for the Alternatives Fund and its shareholders;

2.	the Board will continue to oversee the Global Fund;

3.	the long-term viability of the Global Fund improves following the Reorganization;

4.	the Alternatives Fund and the Global Fund have the same investment advisor and portfolio manager;

5.	Timber Point’s decision to pay the costs associated with the Reorganization;

6.	alternatives to the Reorganization, including the potential liquidation of the Alternatives Fund;

7.	the Global Fund outperformed the Alternatives Fund for the one- and five-year periods ended December 31, 2019;

8.	Global Fund’s lower net expense ratio and the willingness of Timber Point to maintain such expense ratio until January 1, 2022;

9.	continuity of service providers – the distributor, administrator, transfer agent, custodian, auditors and legal counsel will remain the same;

10.	that the Funds have similar objectives and principal investment strategies;

11.	Global Fund has a lower investment advisory fee;

12.	the Global Fund will be the accounting/performance survivor;

13.	the interests of the current shareholders of the Funds will not be diluted as a result of the Reorganization.

14.	that, following the Reorganization, the expected benefits to shareholders by expected decreases in total operating expenses will benefit all shareholders.

The Board also considered alternatives to the Reorganization, such as the liquidation of the Alternatives Fund. In considering the alternative of liquidation, the Board noted that liquidation could result in tax consequences to Alternatives Fund shareholders that would be avoided in the Reorganization.  The Board also noted that (1) shareholders not wishing to become part of the Global Fund could redeem their shares of the Alternatives Fund at any time prior to closing without penalty and (2) that the Reorganization would allow shareholders of the Alternatives Fund who wished to retain their investment after the Reorganization to do so in a registered mutual fund with a similar investment strategy managed by the same investment adviser and portfolio manager.

After consideration of the factors noted above, together with other factors and information considered to be relevant, the Board determined that the Reorganization is in the best interests of the Alternatives Fund and, accordingly, unanimously approved the Reorganization with the Global Fund and the Reorganization and recommended that shareholders vote “For” the Reorganization.

Required Vote

Approval of the Reorganization requires the affirmative vote of the lesser of: (i) 67% or more of the voting securities present at the Special Meeting, provided that more than 50% of the voting securities are present in person or represented by proxy at the Special Meeting; or (ii) a majority of the voting securities entitled to vote.

If shareholders of the Alternatives Fund do not approve the Reorganization, the Alternatives Fund will continue to be managed by Timber Point as described in the prospectus, and the Board will determine what additional action, if any, should be taken.

GENERAL INFORMATION ABOUT THE PROXY STATEMENT/PROSPECTUS

Quorum and Required Vote. Fifty percent (50%) of the outstanding shares of the Alternatives Fund entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Special Meeting.

Approval of the Proposal requires the affirmative vote of the holders of a “majority of the outstanding voting shares,” as that term is defined in the 1940 Act. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of a Fund means the vote of (1) 67% or more of the voting shares of the Alternatives Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Alternatives Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Alternatives Fund, whichever is less. Abstentions of broker non-votes will have the effect of a “no” vote on the Proposal.

“Broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) and abstentions will be counted for purposes of determining the presence of a quorum. However, since such shares are not voted in favor of the Proposal, they have the effect as counting AGAINST the Proposal.

Other Business.  The Trustees know of no other business to be brought before the Special Meeting. However, if any other matters properly come before the Special Meeting, they intend that proxies that do not contain specific restrictions to the contrary be voted on such matters in accordance with the judgment of the persons named in the proxy card. The Trust does not have annual meetings and, as such, does not have a policy relating to the attendance by the Trustees at shareholder meetings.

Revocation of Proxies.  If you appoint a proxy by signing and returning your proxy card, you can revoke that appointment at any time before it is exercised.  You can revoke your proxy by sending in another proxy with a later date, by notifying the Trust’s Secretary in writing, that you have revoked your proxy prior to the Special Meeting, at the following address:  4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205, or by attending the Special Meeting and voting in person.

Shareholder Proposals. Any shareholder proposals to be considered at this Special Meeting must be received by the Trust within a reasonable period of time, as determined by the officers of the Trust. The Board’s designated chairman for the Special Meeting shall make any determinations as to whether such proposals have been received within a reasonable period of time.

Adjournment.  In the event that a quorum is not present at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy and entitled to vote at the Special Meeting.  Signed proxies that have been returned to the Trust without any indication of how the shareholder wished to vote will be voted in favor of the proposal to adjourn the Special Meeting.

Annual and Semi-Annual Reports.  The most recent annual and semi-annual reports to shareholders of the Funds (when available) will be provided to shareholders at no cost. To request a report, please call us toll-free at (877) 244-6235 or write to us at 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205.

Proxy Solicitation Costs.  The estimated costs of solicitation of proxies and expenses incurred in connection with the preparation of proxy materials are being borne by Timber Point. The estimated cost of solicitation is not expected to exceed $46,543.

The Trust has engaged AST Fund Solutions, LLC (“AST”) to provide shareholder meeting services, including the distribution of this Proxy Statement and related materials to shareholders as well as vote tabulation. In addition to the use of mail, a phone campaign may be utilized as necessary as part of the solicitation services to be provided by AST. By voting immediately, you can help the Trust avoid the additional expense of a second proxy solicitation. Only one copy of this Proxy Statement may be mailed to a shareholder holding shares in multiple accounts within a Fund or multiple Funds of the Trust. Additionally, unless the Trust has received contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more shareholders share that address. Additional copies of the Proxy Statement will be delivered promptly upon request. Requests may be sent to: M3Sixty Administration, LLC, 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205 or made by telephone by calling (877) 244-6235.

Outstanding Shares. The shares outstanding of the Alternatives Fund as of July 1, 2020 are: 3,045,576.61.

Beneficial Ownership. Appendix D sets forth the names, addresses and percentage ownership of those shareholders known by the Trust to own beneficially 5% or more of the outstanding shares of the Alternatives Fund as of the Record Date.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE MEETING. A SELF-ADDRESSED, POSTAGE PREPAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

PROXY CARD

360 Funds

Timber Point Alternatives Fund

Proxy for a meeting of shareholders to be held on August 21, 2020

The undersigned hereby appoints Ted L. Akins and Brandon J. Byrd as Proxy of the undersigned, with full power of substitution, and hereby authorizes either of them to vote on behalf of the undersigned all shares of the Fund listed on the following page that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 9:00 A.M. Central Time, on August 21, 2020 at the offices of M3Sixty Administration, LLC, 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205 or made by telephone by calling (800) 628-8528 and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposal. In his discretion, the Proxy is authorized to vote upon such other matters as may properly come before the meeting.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-800-628-8528. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on August 21, 2020. The proxy statement for this meeting is available at:

 https://vote.proxyonline.com/tp/docs/alternatives2020.pdf

Please record your voting instructions on this card, sign it below, and return it promptly in the envelope provided. Your vote is important.

Dated

Signature(s) (Title(s), if applicable):	(Sign in the Box)

Please sign your name exactly as it appears on this card. If you are a joint owner, any one of you may sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy card. A postage-paid envelope is enclosed for your convenience. Please refer to the back of the proxy card for additional information regarding the proposal.

Please fill in a box as shown using black or blue ink or number 2 pencil.     ☐

PLEASE DO NOT USE FINE POINT PENS.

1.  To approve an Agreement and Plan of Reorganization by and between the Timber Point Alternatives Fund (the “Alternatives Fund”) and the Timber Point Global Allocations Fund (the “Global Fund”), providing for the reorganization of the Alternatives Fund with and into the Global Fund.

FOR ☐	AGAINST ☐	ABSTAIN ☐

2.  To transact such other business as may be properly come before the Special Meeting and any postponement or adjournment.

FOR ☐	AGAINST ☐	ABSTAIN ☐

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of April 30, 2020, by and among 360 Funds, a Delaware statutory trust with its principal place of business at 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205, on behalf of its series, Timber Point Global Allocations Fund (the “Acquiring Fund”), the 360 Funds, a Delaware statutory trust with its principal place of business at 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205, on behalf of its series, Timber Point Alternatives Fund (the “Acquired Fund”), and Timber Point Capital Management, LLC (“Timber Point” and the “Adviser”), a New York limited liability company with its principal place of business at 555 Pleasantville Road, Suite N202, Briarcliff Manor, NY 10510, in regards to Section 4.3 of the Agreement.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Institutional Class voting shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of the liabilities of the Acquired Fund described in paragraph 1.3, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Acquired Fund and the Acquiring Fund are series of open-end, registered investment companies of the management type and the Acquired Fund owns securities which generally are assets of the character in which the Acquiring Fund is permitted to invest; and

WHEREAS, the Board of Trustees of the Acquiring Fund has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund, as described in paragraphs 1.2 and 1.3 herein, by the Acquiring Fund are in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

WHEREAS, the Board of Trustees of the Acquired Fund has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund, as described in paragraphs 1.2 and 1.3 herein, is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

1.1. Subject to the requisite approval of the Acquired Fund shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund’s assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Institutional Class Acquiring Fund Shares determined by dividing the value of the Acquired Fund’s net assets with respect to the class, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume the liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided for in paragraph 3.1 (the “Closing Date”) (collectively, “Assets”).

1.3. The Acquired Fund will endeavor to discharge all its liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all the liabilities of the Acquired Fund whether accrued or contingent, known or unknown, existing at the Valuation Date, as defined in paragraph 2.1. On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.4. Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund’s shareholders of record with respect to its Institutional Class shares, determined as of immediately after the close of business on the Closing Date, on a pro rata basis within the class, the Acquiring Fund Shares of the class received by the Acquired Fund pursuant to paragraph 1.1. In addition, as soon as is reasonably practicable after the Closing, the Acquired Fund will completely liquidate. Such distribution and liquidation will be accomplished, with respect to the class of the Acquired Fund’s shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the shareholders of record of the class of the Acquired Fund’s shares, determined as of immediately after the close of business on the Closing Date (the “Acquired Fund Shareholders”). The aggregate net asset value of Institutional Class Acquiring Fund Shares to be so credited to shareholders of Institutional Class shares of the Acquired Fund shall, with respect to the class, be equal to the aggregate net asset value of the Acquired Fund of that class owned by such shareholders on the Closing Date. All issued and outstanding Institutional Class Acquired Fund shares will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in Institutional Class shares of the Acquired Fund will represent a number of shares of the class of Acquiring Fund Shares after the Closing Date, as determined in accordance with Section 2.3. The Acquiring Fund shall not issue certificates representing the Institutional Class Acquiring Fund Shares in connection with such exchange.

1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent, as defined in paragraph 3.3.

1.6. Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2. VALUATION

2.1. The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures in the then-current prospectus and statement of additional information with respect to the Acquiring Fund, and valuation procedures established by the Acquiring Fund’s Board of Trustees.

2.2. The net asset value of Institutional Class Acquiring Fund Shares shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund’s then-current prospectus and statement of additional and valuation procedures established by the Acquiring Fund’s Board of Trustees.

2.3. The number of the Institutional Class Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s assets shall be determined with respect to the class by dividing the value of the net assets with respect to the Institutional Class shares of the Acquired Fund, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of the Acquiring Fund Shares of the class, determined in accordance with paragraph 2.2.

2.4. All computations of value shall be made by the Acquired Fund’s designated record keeping agent and shall be subject to review by Acquiring Fund’s record keeping agent and by each Fund’s respective independent registered public accounting firm.

3. CLOSING AND CLOSING DATE

3.1. The Closing Date shall be August 21, 2020 or such other date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Acquiring Fund or at such other time and/or place as the parties may agree.

3.2. The Acquired Fund shall direct Fifth Third Bank, N.A., as custodian for the Acquired Fund (the “Custodian”), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date; and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented for examination by the Custodian to the custodian for the Acquiring Fund no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”)) in which the Acquired Fund’s Assets are deposited, the Acquired Fund’s portfolio securities and instruments deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.3. The Acquired Fund shall direct M3Sixty Administration Services, LLC (the “Transfer Agent”), on behalf of the Acquired Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund shareholders and the number and percentage ownership of outstanding Institutional Class shares owned by such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquired Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.4. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Acquired Fund or the Board of Trustees of the Acquiring Fund, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4. REPRESENTATIONS AND WARRANTIES

4.1. Except as has been disclosed to the Acquiring Fund in a written instrument executed by an officer of the 360 Funds, the 360 Funds, on behalf of the Acquired Fund, represents and warrants as follows:

(a) The Acquired Fund is duly organized as a series of the 360 Funds, which is a statutory trust, validly existing and in good standing under the laws of the State of Delaware, with power under the 360 Funds’ Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

(b) The 360 Funds is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Fund under the Securities Act of 1933, as amended (“1933 Act”), are in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and such as may be required by state securities laws;

(d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not, or did not at the time of its use, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) On the Closing Date, the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

(f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the 360 Funds’ Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the 360 Funds, on behalf of the Acquired Fund, is a party or by which it is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the 360 Funds, on behalf of the Acquired Fund, is a party or by which it is bound;

(g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts including options, futures and forward contracts) will terminate without liability to the Acquired Fund prior to the Closing Date;

(h) Except as otherwise disclosed in writing to and accepted by 360 Funds, on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The 360 Funds, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at September 30, 2019, have been audited by BBD, LLP, an independent registered public accounting firm, and are in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with U.S. GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with U.S. GAAP as of such date not disclosed therein;

(j) Since September 30, 2019, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund (for the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by shareholders of the Acquired Fund shall not constitute a material adverse change);

(k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are, or will be, correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Sub-chapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

(m) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, as applicable. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

(n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the 360 Funds, on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(o) The information to be furnished by the 360 Funds, on behalf of the Acquired Fund, for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority) that may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

(p) The proxy statement of the Acquired Fund (the “Proxy Statement”) to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

4.2. Except as has been disclosed to the Acquired Fund in a written instrument executed by an officer of the 360 Funds, the 360 Funds, on behalf of the Acquiring Fund, represents and warrants to the Trust as follows:

(a) The Acquiring Fund is duly organized as a series of the 360 Funds, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under the 360 Funds’ Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

(b) 360 Funds is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Acquiring Fund under the 1933 Act, are in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not, or did not at the time of its use, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) On the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

(f) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the 360 Funds’ Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which 360 Funds, on behalf of the Acquiring Fund, is a party or by which it is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound;

(g) Except as otherwise disclosed in writing to and accepted by 360 Funds, on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against 360 Funds, on behalf of the Acquiring Fund, or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. 360 Funds, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(h) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund at September 30, 2019, have been audited by BBD, LLP, an independent registered public accounting firm, and are in accordance with U.S. GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, and in all materials respects, the financial condition of the Acquiring Fund as of such date in accordance with U.S. GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with U.S. GAAP as of such date not disclosed therein;

(i) Since September 30, 2019, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. (For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change);

(j) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Sub-chapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) compute and has computed (or will compute) its federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date;

(l) All issued and outstanding shares of the Acquiring Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, as applicable. All of the issued and outstanding shares of the Acquiring Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquiring Fund, as provided in paragraph 3.3. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of 360 Funds, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n) The Institutional Class Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable;

(o) The information to be furnished by 360 Funds, on behalf of the Acquiring Fund, for use in the registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

(p) That insofar as it relates to the Acquiring Fund, the Registration Statement relating to the Acquiring Fund Shares issuable hereunder, and the proxy materials with respect to the Acquired Fund to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, as of the date of this Agreement: (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. Additionally, and through the Closing Date, to the extent any statement included in the Registration Statement, as supplemented or amended, relating to the Acquiring Fund Shares issuable hereunder that was not misleading becomes misleading based on events that occur after the date of this Agreement, the Acquiring Fund will, within a commercially reasonable amount of time, inform the Acquired Fund.

4.3. Representations of Timber Point Capital Management, LLC. Timber Point will put into place, or arrange to put into place, expense limitations with respect to the Acquiring Fund that will limit the total operating expenses of the Fund to 1.43% for Institutional Class Shares (exclusive of brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, fees and expenses paid under a distribution plan adopted pursuant to Rule 12b-1, and indirect expenses (such as “Acquired Fund Fees and Expenses”)) through January 31, 2022.

5. COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2. The Acquired Fund will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3. The Acquired Fund covenants that the Institutional Class Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund’s shares.

5.5. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the “Prospectus”), which will include the Proxy Statement referred to in paragraph 4.1(p), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the “Registration Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Fund to consider approval of this Agreement and the transactions contemplated herein.

5.7. As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Institutional Class Acquiring Fund Shares received at the Closing.

5.8. The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.9. The 360 Funds, on behalf of the Acquired Fund, covenants that the 360 Funds will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as 360 Funds, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the 360 Funds, on behalf of the Acquired Fund’s, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) 360 Funds’, on behalf of the Acquiring Fund’s, title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

5.10. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of 360 Funds, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the 360 Funds’ election, to the performance by 360 Funds, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1. All representations and warranties of 360 Funds, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2. 360 Funds, on behalf of the Acquiring Fund shall have delivered to the 360 Funds a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the 360 Funds and dated as of the Closing Date, to the effect that the representations and warranties of 360 Funds, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the 360 Funds shall reasonably request;

6.3. 360 Funds, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by 360 Funds, on behalf of the Acquiring Fund, on or before the Closing Date; and

6.4. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of the class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of 360 Funds, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at the 360 Funds’ election, to the performance by the 360 Funds, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1. All representations and warranties of the 360 Funds, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2. The 360 Funds, on behalf of the Acquired Fund shall have delivered to 360 Funds, on behalf of the Acquiring Fund, a statement of the Acquired Fund’s assets and liabilities, as of the Closing Date, certified by the Treasurer of the 360 Funds;

7.3. The 360 Funds, on behalf of the Acquired Fund shall have delivered to 360 Funds, on behalf of the Acquiring Fund, on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to 360 Funds and dated as of the Closing Date, to the effect that the representations and warranties of the 360 Funds, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as 360 Funds shall reasonably request;

7.4. The 360 Funds, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the 360 Funds, on behalf of the Acquired Fund, on or before the Closing Date;

7.5. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of the class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

7.6. The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the 360 Funds, on behalf of the Acquired Fund, or 360 Funds, on behalf of the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1. The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the 360 Funds Declaration of Trust, By-Laws, applicable Delaware law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to 360 Funds. Notwithstanding anything herein to the contrary, neither 360 Funds, on behalf of the Acquiring Fund, nor the 360 Funds, on behalf of the Acquired Fund, may waive the conditions set forth in this paragraph 8.1;

8.2. On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by 360 Funds, on behalf of the Acquiring Fund, or the 360 Funds, on behalf of the Acquired Fund, to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.5. The parties shall have received the opinion of Practus, LLP, addressed to 360 Funds substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by Practus, LLP of representations it shall request of the 360 Funds. Notwithstanding anything herein to the contrary, 360 Funds may not waive the condition set forth in this paragraph 8.5.

In addition, with respect to the Acquiring Fund, 360 Funds shall have received on the Closing Date an opinion from Practus, LLP, counsel to the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Acquired Fund, covering the following points:

(a) 360 Funds is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act, 12 Del. C. § 3801, et seq. (the “Act”), and has the statutory trust power and authority under the Declaration of Trust and the Act to execute, deliver and perform its obligations under the Agreement. Under the Act and the Declaration of Trust, 360 Funds has the requisite trust power and authority to own all of its properties and assets and conduct its business as described in the Declaration of Trust.

(b) The Acquiring Fund has been duly established as a separate series of 360 Funds under the Declaration of Trust and Section 3806(b)(2) of the Act.

(c) The Acquiring Fund is a series of an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(d) The execution and delivery of the Agreement and the consummation by 360 Funds of the applicable transactions contemplated thereby have been duly authorized by all requisite statutory trust action on the part of 360 Funds under the Declaration of Trust and the Act. Assuming its execution and delivery by the duly authorized officers of 360 Funds, the Agreement has been duly executed and delivered by 360 Funds. The Agreement constitutes a legal, valid and binding agreement of 360 Funds, enforceable against 360 Funds, in accordance with its terms.

(e) Assuming that a consideration of not less than the net asset value of the Acquiring Fund Shares has been paid, the Acquiring Fund Shares to be issued and delivered to the Acquired Fund on behalf of the Acquired Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any statutory preemptive rights in respect thereof.

(f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of 360 Funds’ Declaration of Trust or By-Laws or a material provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which 360 Funds is a party or by which it or any of its properties may be bound, or to the knowledge of its counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which 360 Funds or the Acquiring Fund is a party or by which it is bound.

(g) To the knowledge of such counsel no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by 360 Funds and the Acquiring Fund of the transaction contemplated herein, except as has and as may be obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

Such opinion shall contain such assumptions and limitations as shall be, in the opinion of Practus, LLP and with the consent of the Acquiring Fund, appropriate to render the opinions expressed therein.

9. BROKERAGE FEES AND EXPENSES

9.1. 360 Funds represent and warrant on behalf of the Acquiring Fund and the Acquired Fund that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2 The expenses of the Reorganization will be paid by Timber Point. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Fund’s prospectus and the Acquired Fund’s proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders’ meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1. The parties agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

11. TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by mutual agreement of the parties. This Agreement may also be terminated and the transactions contemplated hereby may be abandoned by either party: (i) if the Closing shall not have occurred on or before December 31, 2020, unless such date is extended by mutual agreement of the parties; or (ii) if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

12. AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the parties; provided, however, that following the meeting of the shareholders of the Acquired Fund called by the 360 Funds pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Institutional Class Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to:

360 Funds
4300 Shawnee Mission Parkway, Suite 100
Fairway, Kansas 66205

Attn: President

Timber Point Capital Management, LLC
555 Pleasantville Road, Suite N202,
Briarcliff Manor, NY 10510

Attn: David Cleary

With a copy to:
Practus, LLP
11300 Tomahawk Creek Parkway
Suite 310
Leawood, Kansas 66211

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

14.1. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective Trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the Acquired Fund or the corporate property of the Acquiring Fund, as the case may be, as provided in Declarations of Trust of the 360 Funds. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally but shall bind only the property of such party.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

By:	360 Funds on behalf of the Timber Point Alternatives Fund

Name:	/s/Randall K. Linscott
Randall K. Linscott, President

360 Funds on behalf of the Timber Point Global Allocations Fund

Name:	/s/Randall K. Linscott
Randall K. Linscott, President

Timber Point Capital Management, LLC (for Section 4.3)

Name:	/s/David R. Cleary
David R. Cleary, President

APPENDIX B

ADDITIONAL INFORMATION REGARDING THE Global FUND

INSTITUTIONAL SHARES

The Global Fund offers Shares through this prospectus. The following is a summary of the Global Fund’s Shares.

●	No front-end sales charge.

●	No contingent deferred sales charge.

●	No distribution (Rule 12b-1) fees.

●	$1,000 minimum initial investment.

●	no minimum additional investment.

Shares are sold and redeemed at net asset value. Shares may be purchased by any account managed by Timber Point and any other institutional investor or any broker-dealer authorized to sell shares in the Global Fund. The Global Fund may, in Timber Point’s sole discretion, waive the minimum investment amounts listed above.

PURCHASE AND REDEMPTION PRICE

Determining the Fund’s Net Asset Value. The price at which you purchase or redeem shares is based on the next calculation of net asset value after an order is accepted in good form. An order is considered to be in good form if it includes a complete application and payment in full of the purchase amount. A Fund’s net asset value per share is calculated by dividing the value of the Fund’s total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of the Fund. The net asset value per share of a Fund is normally determined at the time regular trading closes on the NYSE, currently 4:00 p.m. Eastern time, Monday through Friday, except when the NYSE closes earlier. A Fund does not calculate net asset value on business holidays when the NYSE is closed.

The valuation of portfolio securities is determined in accordance with procedures established by, and under the direction of, the Board. In determining the value of a Fund’s total assets, portfolio securities are generally calculated at market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost which approximates market value. A Fund normally uses pricing services to obtain market quotations. Securities and assets for which representative market quotations are not readily available or that cannot be accurately valued using a Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio security, such as a small-cap stock, is so thinly traded that there have been no transactions for that stock over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; (iii) trading of the particular portfolio security is halted; (iv) the security is a restricted security not registered under federal securities laws purchased through a private placement not eligible for resale; or (v) the security is purchased on a foreign exchange.

Pursuant to policies adopted by the Board, the Adviser is responsible for notifying the Board (or the Trust’s Fair Value Committee (“Fair Value Committee”)) when it believes that fair value pricing is required for a particular security. A Fund’s policies regarding fair value pricing are intended to result in a calculation of the Fund’s net asset value that fairly reflects portfolio security values as of the time of pricing. A portfolio security’s fair value price may differ from the price next available for that portfolio security using a Fund’s normal pricing procedure and may differ substantially from the price at which the portfolio security may ultimately be traded or sold. If such fair value price differs from the price that would have been determined using a Fund’s normal pricing procedures a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have otherwise received if the portfolio security was priced using the Fund’s normal pricing procedures. The performance of a Fund may also be affected if a portfolio security’s fair value price were to differ from the security’s price using the Fund’s normal pricing procedures. The Board monitors and evaluates a Fund’s use of fair value pricing.

Other Matters. Purchases and redemptions of shares by the same shareholder on the same day will be netted for a Fund. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. A Fund may suspend redemption, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the Securities and Exchange Commission (“SEC”) or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of a Fund’s shareholders. Additionally, during drastic economic and market changes, telephone redemption privileges may be difficult to implement. Also, if the Trustees determine that it would be detrimental to the best interest of a Fund’s remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.

Opening a New Account. To open an account with a Fund, take the following step

1.        Complete an Account Application. Be sure to indicate the type of account you wish to open, the amount of money you wish to invest, and which class of shares you wish to purchase. The application must contain your name, date of birth, address and Social Security Number (“SSN”) or Taxpayer Identification Number (“TIN”). If you have applied for a SSN or TIN prior to completing your account application but you have not received your number, please indicate this on the application and include a copy of the form applying for the SSN or TIN. Taxes are not withheld from distributions to U.S. investors if certain IRS requirements regarding the SSN or TIN are met.

2.       Write a check or prepare a money order from a U.S. financial institution and payable in U.S. dollars. For regular mail orders, mail your completed application along with your check or money order made payable to the “Timber Point Global Allocations Fund” to:

360 Funds

Timber Point Global Allocations Fund

c/o M3Sixty Administration, LLC

4300 Shawnee Mission Parkway

Suite 100

Fairway, Kansas 66205

If checks are returned due to insufficient funds or other reasons, the purchase order will not be accepted. A Fund will charge the prospective investor a $20 fee for cancelled checks and may redeem shares of the Fund already owned by the prospective investor or another identically registered account for such fee. The prospective investor will also be responsible for any losses or expenses incurred by a Fund or the Administrator in connection with any cancelled check.

Bank Wire Purchases. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call (877) 244-6235 for instructions.

Additional Investments. You may add to your account by mail or wire at any time by purchasing shares at the then current public offering price. Before adding funds by bank wire, please call a Fund at (877) 244-6235 and follow the above directions for bank wire purchases. Please note that in most circumstances, there will be a bank charge for wire purchases. Mail orders should include, if possible, the “Invest by Mail” stub that is attached to your confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment. A Fund may, at the Adviser’s sole discretion, accept additional investments for less than the minimum additional investment.

Automatic Investment Plan. Shareholders who have met a Fund’s minimum investment criteria may participate in the Fund’s automatic investment plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in the Fund through automatic charges to shareholders’ checking account. With shareholder authorization and bank approval, a Fund will automatically charge the shareholder’s checking account for the amount specified ($100 minimum for the Fund), which will automatically be invested in the Fund, at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by notifying the Fund in writing.

Important Information about Procedures for Opening a New Account. Under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA Patriot Act of 2001), a Fund is required to obtain, verify and record information to enable the Fund to form a reasonable belief as to the identity of each customer who opens an account. Consequently, when an investor opens an account, a Fund will ask for, among other things, the investor’s name, street address, date of birth (for an individual), social security or other tax identification number (or proof that the investor has filed for such a number), and other information that will allow the Fund to identify the investor. The Fund may also ask to see the investor’s driver’s license or other identifying documents. An investor’s account application will not be considered “complete” and, therefore, an account will not be opened and the investor’s money will not be invested until the Fund receives this required information. In addition, if after opening the investor’s account, the Fund is unable to verify the investor’s identity after reasonable efforts, as determined by the Fund in its sole discretion, the Fund may (i) restrict redemptions and further investments until the investor’s identity is verified; and (ii) close the investor’s account without notice and return the investor’s redemption proceeds to the investor. If a Fund closes an investor’s account because the Fund was unable to verify the investor’s identity, the Fund will value the account in accordance with the Fund’s next net asset value calculated after the investor’s account is closed. In that case, the investor’s redemption proceeds may be worth more or less than the investor’s original investment. A Fund will not be responsible for any losses incurred due to the Fund’s inability to verify the identity of any investor opening an account.

Other Information. In connection with all purchases of Fund Shares, we observe the following policies and procedures:

●	We price direct purchases based on the next public offering price (net asset value) computed after your order is received. Direct purchase orders received by M3Sixty as the Funds’ transfer agent by the close of the regular session of the NYSE (generally 4:00 p.m., Eastern time) are confirmed at that day’s public offering price. Purchase orders received by dealers prior to the close of the regular session of the NYSE on any business day and transmitted to M3Sixty on that day are confirmed at the public offering price determined as of the close of the regular session of trading on the NYSE on that day.

●	We do not accept third-party checks for any investments.

●	We may open accounts for less than the minimum investment or change minimum investment requirements at any time.

●	We may refuse to accept any purchase request for any reason or no reason.

●	We mail you confirmations of all your purchases or redemptions of Fund shares.

●	Certificates representing shares are not issued.

Exchanging Shares

Shares of any Fund generally may be exchanged for shares of any other Fund managed by the Adviser. You may make exchanges only between identically registered accounts (name(s), address, and TIN).

If an exchange results in opening a new account, you are subject to the applicable minimum investment requirement. All exchanges also are subject to the eligibility requirements of a Fund into which you are exchanging. The exchange privilege may be exercised only in those states where shares of the Fund may be legally sold. A Fund may also discontinue or modify the exchange privilege on a prospective basis at any time upon notice to shareholders in accordance with applicable law. For federal income tax purposes, an exchange of Fund shares for shares of another Fund is treated as a sale on which gain or loss may be recognized.

If a shareholder no longer meets the eligibility requirements for the shareholder’s current share class, a Fund may, upon notice to the shareholder, convert the shareholder into a share class of the same Fund for which the shareholder is eligible.

Through Your Broker or other Financial Professional

Call your broker or other financial professional. Your broker or other financial professional can assist you in all the steps necessary to exchange shares. Your broker or financial professional may charge you for its services.

By Mail

Write a letter to request an exchange specifying the name of the fund from which you are exchanging, the registered account name(s) and address, the account number, the dollar amount or number of shares to be exchanged and the fund into which you are exchanging.

The request must be signed by all of the owners of the shares including the capacity in which they are signing, if appropriate.

Mail your request to:

M3Sixty Administration, LLC

4300 Shawnee Mission Parkway

Suite 100

Fairway, Kansas 66205

By Telephone

If you have authorized this service, you may exchange by telephone by calling (877) 244-6235.

If you make a telephone exchange request, you must furnish the name of the fund from which you are exchanging, the name and address of record of the registered owner, the account number and TIN, the dollar amount or number of shares to be exchanged, the fund into which you are exchanging, and the name of the person making the request.

Redeeming Shares

Regular Mail Redemptions. Regular mail redemption requests should be addressed to:

360 Funds

[Name of Fund]

c/o M3Sixty Administration, LLC

4300 Shawnee Mission Parkway

Suite 100

Fairway, Kansas 66205

Regular mail redemption requests should include the following:

(1)    Your letter of instruction specifying the Fund, account number and number of shares (or the dollar amount) to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

(2)    Any required signature guarantees (see “Signature Guarantees” below); and

(3)    Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, pension or profit sharing plans and other entities.

Except as provided below, your redemption proceeds normally will be sent to you within seven days after receipt of your redemption request. However, a Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 calendar days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

A Fund typically expects to meet redemption requests through cash holdings or cash equivalents and anticipates using these types of holdings on a regular basis. A Fund typically expects to pay redemption proceeds for shares redeemed within the following days after receipt by the transfer agent of a redemption request in proper form: (i) for payment by check, the Fund typically expects to mail the check within two business days; and (ii) for payment by wire or automated clearing house (“ACH”), the Fund typically expects to process the payment within two business days. Payment of redemption proceeds may take up to seven days as permitted under the 1940 Act. Under unusual circumstances as permitted by the SEC, a Fund may suspend the right of redemption or delay payment of redemption proceeds for more than seven days. When shares are purchased by check or through ACH, the proceeds from the redemption of those shares will not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days.

To the extent cash holdings or cash equivalents are not available to meet redemption requests, a Fund will meet redemption requests by either (i) rebalancing its overweight securities or (ii) selling portfolio assets. In addition, if a Fund determines that it would be detrimental to the best interest of the Fund’s remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.

Telephone and Bank Wire Redemptions. Unless you specifically decline the telephone transaction privileges on your account application, you may redeem shares of a Fund by calling (877) 244-6235. A Fund may rely upon confirmation of redemption requests transmitted via facsimile (Fax# (816) 817-3267). The confirmation instructions must include the following:

(1)	Name of Fund;

(2)	Shareholder name(s) and account number;

(3)	Number of shares or dollar amount to be redeemed;

(4)	Instructions for transmittal of redemption funds to the shareholder; and

(5)	Shareholder(s) signature(s) as it/they appear(s) on the application then on file with the Fund.

You can choose to have redemption proceeds mailed to you at your address of record, your financial institution or to any other authorized person, or you can have the proceeds sent by wire transfer to your financial institution ($5,000 minimum). A Fund in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Fund’s custodian for wire redemptions. If this cost is passed through to redeeming shareholders by a Fund, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

Redemption proceeds will only be sent to the financial institution account or person named in your Fund shares Application currently on file with the Fund. Telephone redemption privileges authorize a Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund to be genuine. A Fund will not be liable for any losses due to fraudulent or unauthorized instructions nor for following telephone instructions provided that the Fund follows reasonable procedures to ensure instructions are genuine.

Minimum Account Size. Due to the relatively high cost of maintaining small accounts, a Fund reserves the right to liquidate a shareholder’s account if, as a result of redemptions or transfers (but not required IRA distributions), the account’s balance falls below the minimum initial investment required for your type of account (see “Minimum Initial Investment” above). The Fund will notify you if your account falls below the required minimum. If your account is not increased to the required level after a thirty (30) day cure period then the Fund may, at its discretion, liquidate the account.

Redemptions In Kind. A Fund typically expects to satisfy requests by using holdings of cash or cash equivalents or selling portfolio assets. On a less regular basis, and if the Adviser believes it is in the best interest of a Fund and its shareholders not to sell portfolio assets, the Fund may satisfy redemption requests by using short-term borrowing from the Fund’s custodian to the extent such arrangements are in place with the custodian. These methods normally will be used during both regular and stressed market conditions. In addition to paying redemption proceeds in cash, a Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.” While the Funds do not intend, under normal circumstances, to redeem their shares by payment in kind, it is possible that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for a Fund to pay for all redemptions in cash. In such a case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund’s net asset value per share. Shareholders receiving them may incur brokerage costs when these securities are sold and will be subject to market risk until such securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund must pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (a) $250,000 or (b) 1% of the Fund’s net asset value at the beginning of such period. Redemption requests in excess of this limit may be satisfied in cash or in kind at the Fund’s election.

Signature Guarantees. To protect your account and the Funds from fraud, signature guarantees may be required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are generally required for (i) change of registration requests; (ii) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application; (iii) transactions where proceeds from redemptions, dividends or distributions are sent to an address or financial institution differing from the address or financial institution of record; and (iv) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges or redemption request.

Purchases and Redemptions through Securities Firms. The Funds have authorized one or more brokers to accept purchase and redemption orders on their behalf and such brokers are authorized to designate intermediaries to accept orders on behalf of a Fund. In addition, orders will be deemed to have been received by a Fund when an authorized broker, or broker-authorized designee, accepts the purchase order or receives the redemption order. Orders will be priced at the next calculation of the Fund’s net asset value after the authorized broker or broker-authorized designee receives the orders. Investors may also be charged a fee by a broker or agent if shares are purchased through a broker or agent. A Fund is not responsible for ensuring that a broker carries out its obligations. You should look to the broker through whom you wish to invest for specific instructions on how to purchase or redeem shares of a Fund.

Telephone Purchases by Securities Firms. Brokerage firms that are Financial Industry Regulatory Authority, Inc. (“FINRA”) members may telephone M3Sixty at (877) 244-6235 and buy shares for investors who have investments in a Fund through the brokerage firm’s account with the Fund. By electing telephone purchase privileges, FINRA member firms, on behalf of themselves and their clients, agree that neither the Funds nor M3Sixty shall be liable for following telephone instructions reasonably believed to be genuine. To be sure telephone instructions are genuine, a Fund and its agents send written confirmations of transactions to the broker that initiated the telephone purchase. As a result of these and other policies, the FINRA member firms may bear the risk of any loss in the event of such a transaction. However, if M3Sixty fails to follow these established procedures, it may be liable. A Fund may modify or terminate these telephone privileges at any time.

Disruptive Trading and Market Timing. The Funds are not intended for or suitable for market timers, and market timers are discouraged from becoming investors. The ability of new shareholders to establish an account, or for existing shareholders to add to their accounts is subject to modification or limitation if a Fund determines, in its sole opinion, that the shareholder or potential shareholder has engaged in frequent purchases or redemptions that may be indicative of market timing or otherwise disruptive trading (“Disruptive Trading”) which can have harmful effects for other shareholders. These risks and harmful effects include:

●	an adverse effect on portfolio management, as determined by the Adviser in its sole discretion, such as causing a Fund to maintain a higher level of cash than would otherwise be the case, or causing a Fund to liquidate investments prematurely; and

●	reducing returns to long-term shareholders through increased brokerage and administrative expenses.

In an effort to protect shareholders from Disruptive Trading, the Board of Trustees has approved certain market timing policies and procedures. Under these market timing policies and procedures, a Fund may monitor trading activity by shareholders and take specific steps to prevent Disruptive Trading. In general, a Fund considers frequent roundtrip transactions in a shareholder account to constitute Disruptive Trading. A “roundtrip transaction” is one where a shareholder buys and then sells, or sells and then buys, shares within 30 days. While there is no specific limit on roundtrip transactions, a Fund reserves the right to: (i) refuse any purchase order; and/or (ii) restrict or terminate purchase privileges for shareholders or former shareholders, particularly in cases where the Fund determines that the shareholder or potential shareholder has engaged in more than one roundtrip transaction in the Fund within any rolling 30-day period.

In determining the frequency of roundtrip transactions, a Fund does not include purchases pursuant to dollar cost averaging or other similar programs, and a Fund will not count systematic withdrawals and/or automatic purchases, mandatory retirement distributions and transactions initiated by a plan sponsor. A Fund will calculate roundtrip transactions at the shareholder level and may contact a shareholder to request an explanation of any activity that the Fund suspects as Disruptive Trading.

Notwithstanding the foregoing, a Fund may also take action if a shareholder’s trading activity (evaluated based on roundtrip trading or otherwise) is deemed Disruptive Trading by the Fund, even if applicable shares are held longer than 30 days. In addition, a Fund may, without prior notice, take whatever action it deems appropriate to comply with or take advantage of any state or federal regulatory requirement.

A Fund cannot guarantee that its policies and procedures regarding market timing will be effective in detecting and deterring all Disruptive Trading.

A Fund will redeem your shares at the net asset value next determined after your redemption request is received in proper form. There are no redemption fees charged by the Fund.

Note: The Fund has the right to suspend or postpone redemptions of shares for any period: (i) during which the NYSE or exchange is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE or exchange is restricted; or (iii) during which (as determined by the SEC or other regulatory authority by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or as otherwise permitted by the SEC or other regulatory authority.

Disclosure of Portfolio Holdings. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Fund’s SAI as incorporated herein.

APPENDIX C

FINANCIAL HIGHLIGHTS OF THE FUNDS

The following financial highlights are intended to help you understand the financial performance of each Fund for the past five years or, if shorter, the period of the operations. Certain information reflects financial results for a single share. The total returns represent the rate that an investor would have earned (or lost) on an investment in a share of a Fund (assuming reinvestment of all dividends and distributions). This information (except for the period ended March 31, 2020) has been derived from the Funds’ financial statements that were audited by BBD LLP, an independent registered public accounting firm. The report of BBD LLP, along with the financial statements included in the annual shareholder report dated September 30, 2019, are incorporated herein by reference. The information for the period ended March 31, 2020 is derived from the Funds’ unaudited financial statements which are included in the Funds’ semi-annual shareholder report dated March 31, 2020 and is incorporated herein by reference. BBD was the independent registered public accounting firm for the years/periods presented from May 31, 2018 to present. All prior years/periods were audited by the Funds’ predecessor independent registered public accounting firm.

Timber Point Global Allocations Fund

Financial Highlights

(For a share outstanding during each period)

The following tables set forth the per share operating performance data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for each of the years or period indicated.

	Timber Point Global Allocations Fund

	Institutional Class
	For the Six Month Period Ended March 31, 2020		For the Year Ended September 30, 2019		For the Period Ended September 30, 2018(a)		For the Year Ended May 31, 2018	For the Year Ended May 31, 2017	For the Year Ended May 31, 2016	For the Year Ended May 31, 2015
	(Unaudited)

Net Asset Value, Beginning of Year/Period	$9.04		$9.28		$8.89		$8.39	$8.26	$9.90	$10.44

Investment Operations:
Net investment income (1)	0.07		0.09		0.03		0.10	0.36	0.38	0.56
Net realized and unrealized gain (loss) on investments	(1.14)		(0.25)		0.36		0.49	0.11	(1.14)	(0.56)
Total from investment operations	(1.07)		(0.16)		0.39		0.59	0.47	(0.76)	—

Distributions:
From net investment income	(0.09)		(0.08)		—		(0.10)	(0.22)	(0.29)	(0.52)
From return of capital	—		—		—		—	(0.12)	(0.59)	(0.02)
Total distributions	(0.09)		(0.08)		—		(0.10)	(0.34)	(0.88)	(0.54)

Paid in capital from redemption fees	—		—		0.00	(8)	0.01	0.00 (8)	0.00 (8)	0.00 (8)

Net Asset Value, End of Year/Period	$7.88		9.04		$9.28		$8.89	$8.39	$8.26	$9.90

Total Return (2)	(12.01	)%(5)	(1.68	)%(10)	4.39%	(5)	7.22%	5.82% (7)	(7.61)%	0.06%

Ratios/Supplemental Data
Net assets, end of year/period (in 000's)	$17,936		22,789		$16,428		$9,926	$3,583	$1,105	$6,223

Ratios of expenses to average net assets (3):
Before fees waived and expenses reimbursed	2.13%	(6)	2.41%		2.69%	(6)	3.55%	3.75%	4.88%	2.95%
After fees waived and expenses reimbursed	1.41%	(6)	1.32%		1.07%	(6)	1.14%	1.05%	1.04%	1.00% (9)

Ratios of expenses to average net assets (excluding dividends and interest on margin account) (3):
Before fees waived and expenses reimbursed	2.07%	(6)	2.32%		2.54%	(6)	3.41%	3.75%	4.84%	2.95%
After fees waived and expenses reimbursed	1.35%	(6)	1.23%		0.92%	(6)	1.00%	1.05%	1.00%	1.00% (9)

Ratios of net investment income to average net assets (3) (4)	1.60%	(6)	1.01%		0.96%	(6)	1.16%	4.36%	4.19%	5.55%

Portfolio turnover rate	146%	(5)	176%		73%	(5)	324%	101%	160%	113%

(a)	Represents the period from June 1, 2018 through September 30, 2018.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total Return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends, if any.

(3)	The ratios of expenses and net investment income to average net assets do not reflect the Fund's proportionate share of expenses of underlying investment companies in which the Fund invests.

(4)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(5)	Not annualized

(6)	Annualized

(7)	As a result of a trade error, Timber Point Global Allocations Fund experienced a loss of $10,469 for the year ended May 31, 2017, which was reimbursed by the Adviser. There was no effect on total return due to the trade error.

(8)	Amount represents less than $0.01 per share.

(9)	Includes commission recapture. Excluding commission recapture, the ratio of net expenses to average net assets would have been 1.04% for the year ended May 31, 2015.

(10)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

Timber Point Alternatives Fund

Financial Highlights

(For a share outstanding during each period)

The following tables set forth the per share operating performance data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for each of the years or period indicated.

	Timber Point Alternatives Fund

	Institutional Class
	For the Six Month Period Ended March 31, 2020(a)		For the Year Ended September 30, 2019(a)		For the Period Ended September 30, 2018(b)		For the Year Ended April 30, 2018	For the Year Ended April 30, 2017	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015
	(Unaudited)

Net Asset Value, Beginning of Year/Period	$9.14		$10.00		$9.28		$8.72	$8.65	$9.24	$8.90

Investment Operations:
Net investment income (loss)(1)	(0.03)		(0.05)		(0.05)		(0.08)	0.01	0.10	0.12
Net realized and unrealized gain (loss) on investments	(1.82)		(0.78)		0.77		0.71	0.10	(0.61)	0.33
Total from investment operations	(1.85)		(0.83)		0.72		0.63	0.11	(0.51)	0.45

Distributions:
From net investment income	—		—		—		(0.07)	(0.04)	(0.08)	(0.11)
From net realized capital gains	(0.01)		(0.03)		—		—	—	—	—
Total distributions	(0.01)		(0.03)		—		(0.07)	(0.04)	(0.08)	(0.11)

Paid in capital from redemption fees	—		—		—		—	0.00 (8)	0.00 (8)	0.00 (8)

Net Asset Value, End of Year/Period	$7.28		$9.14		$10.00		$9.28	$8.72	$8.65	$9.24

Total Return (2)	(20.25	)%(5)	(8.34	)%(7)	7.76%	(5)	7.20% (7)	1.25%	(5.50)%	5.13%

Ratios/Supplemental Data
Net assets, end of year/period (in 000's)	$22,216		32,773		$30,160		$16,846	$15,024	$13,095	$18,089

Ratios of expenses to average net assets (3):
Before fees waived and expenses reimbursed	2.36%	(6)	2.24%		2.92%	(6)	3.19%	2.32%	3.13%	2.75%
After fees waived and expenses reimbursed	1.64%	(6)	1.55%		1.86%	(6)	2.02%	1.97%	2.44%	2.58%

Ratios of expenses to average net assets (excluding dividends and interest on margin account) (3):
Before fees waived and expenses reimbursed	2.33%	(6)	2.09%		2.53%	(6)	2.65%	2.04%	2.39%	1.87%
After fees waived and expenses reimbursed	1.62%	(6)	1.40%		1.47%	(6)	1.46%	1.70%	1.70%	1.70%

Ratios of net investment income (loss) to average net assets (3) (4)	(0.58	)%(6)	(0.57)%		(1.28	)%(6)	(0.91)%	0.07%	1.07%	1.28%

Portfolio turnover rate	94%	(5)	147%		66%	(5)	165%	138%	149%	136%

(a)	Amounts for the six month period ended March 31, 2020 and the year ended September 30, 2019 are consolidated.

(b)	Represents the period from May 1, 2018 through September 30, 2018.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total Return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. Total returns shown exclude the effect of applicable redemption fees.

(3)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund's proportionate share of expenses of underlying investment companies in which the Fund invests.

(4)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(5)	Not annualized

(6)	Annualized

(7)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(8)	Resulted in less than $0.01 per share.

APPENDIX D – BENEFICIAL OWNERSHIP

The table below sets forth the names, addresses and percentage ownership of those shareholders known by the Trust to own beneficially 5% or more of the outstanding shares of a class of the Fund as of July 1, 2020. As of July 1, 2020, the Trustees and Officers of the Trust did not own shares of the Fund.

Alternatives Fund

Name and Address of Principal Holder	Shares	Percentage Owned of Record
Donald T. Bollinger 400 Poydras Street, Suite 2480 New Orleans, LA 70130	592,273.68	19.45%
Christopher B. Bollinger/Alfred C. Delaune Jr. TTEES RDB 2019 Trust 400 Poydras Street, Suite 2480 New Orleans, LA 70130	296,478.27	9.73%
Bollinger Private Equity, LLC 400 Poydras Street, Suite 2480 New Orleans, LA 70130	501,734.76	16.47%
The Bryn Mawr Trust Company FBO/Draper & Co. 801 Lancaster Avenue Bryn Mawr, PA 19010	369,041.37	12.12%
Raymond James & Assoc. Inc. FBO Julie Darrough Portland, OR 97209	239,688.28	7.87%
Charles Schwab & Co Inc. FBO Customers Attn Mutual Funds 101 Montgomery Street San Francisco, CA 94104	192,665	6.33%

D-1

PART B

360 Funds

Statement of Additional Information

August 7, 2020

Acquisition of the Assets and Liabilities of:	By and in Exchange for Shares of Beneficial Interest of:
Timber Point Alternatives Fund (formerly the EAS Crow Point Alternatives Fund) EASIX (A series of 360 Funds) 4300 Shawnee Mission Parkway, Suite 100 Fairway, Kansas 66205 (877) 244-6235

Timber Point Global Allocations Fund

(formerly the Crow Point Global Tactical Allocation Fund)

CGHIX

(A series of 360 Funds)

4300 Shawnee Mission Parkway, Suite 100

Fairway, Kansas 66205

(877) 244-6235

This Statement of Additional Information of 360 Funds (“SAI”) is available to the shareholders of Timber Point Alternatives Fund (the “Alternatives Fund”), a series of 360 Funds, in connection with a proposed transaction whereby all of the assets and liabilities of the Alternatives Fund will be transferred to the Timber Point Global Allocations Fund (the “Global Fund”), together with the Alternatives Fund, the “Funds,” each a “Fund”), a series of 360 Funds, in exchange for shares of the Global Fund.

This SAI consists of: (i) this cover page; (ii) the accompanying pro forma financial statements; and (iii) the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission and is incorporated by reference herein:

1.	The Statement of Additional Information for the Alternatives Fund dated January 28, 2020, as filed January 29, 2020 (File No: 811-21726) (Accession No. 0001387131-20-000657).

2.	The Statement of Additional Information for the Global Fund dated January 28, 2020, as filed January 29, 2020 (File No: 811-21726) (Accession No. 0001387131-20-000657).

3.	The Financial Statements of the Alternatives Fund included in the Annual Report dated September 30, 2019, as filed on January 29, 2020 (File No. 811-22298) (Accession No. 0001387131-20-000595).

4.	The Financial Statements of the Global Fund included in the Annual Report dated September 30, 2019, as filed on January 29, 2020 (File No. 811-21726) (Accession No. 0001387131-20-000722).

This SAI is not a prospectus. A Proxy Statement/Prospectus dated August 7, 2020, relating to the Reorganization of the Alternatives Fund may be obtained, without charge, by writing to 360 Funds M3Sixty Administration, LLC, 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205 or calling (877) 244-6235. This SAI should be read in conjunction with the Proxy Statement/Prospectus.

PRO FORMA FINANCIAL STATEMENTS

In connection with a proposed transaction whereby all of the assets and liabilities of Alternatives Fund will be transferred to Global Fund, in exchange for shares of Global Fund, shown below are financial statements for each Fund and Pro Forma Financial Statements for the combined Fund, assuming the Reorganization is consummated, as of March 31, 2020. The first table presents Statements of Assets and Liabilities for each Fund and estimated pro forma figures for the combined Fund. The second table presents Statements of Operations for each Fund and estimated pro forma figures for the combined Fund. The third table presents Portfolio of Investments for each Fund and estimated pro forma figures for the combined Fund. The tables are followed by the Notes to the Pro Forma Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

Timber Point Global Allocations Fund/Timber Point Alternatives Fund
PRO FORMA COMBINED STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2020 (Unaudited)

	(A)	(B)
	Timber Point	Timber Point	Timber Point Global Allocations Fund (combined)
	Alternatives Fund(a)	Global Allocations Fund	(A) + (B) Grand Total	Pro Forma Adjustments		Total After Adjustments
Assets:
Investment securities:
Unaffiliated Securities at Cost	$14,562,744	$19,610,223	$34,172,967	$—		$34,172,967
Affiliated Securities at Cost	8,575,125	—	8,575,125	—		8,575,125
Total Securities at Cost	23,137,869	19,610,223	42,748,092	—		42,748,092
Unaffiliated Securities at Value	10,812,812	18,020,757	28,833,569	—		28,833,569
Affiliated Securities at Value	6,380,360	—	6,380,360	—		6,380,360
Deposits at broker	6,164,619	30,840	6,195,459	—		6,195,459
Cash segregated as collateral for securities sold short and options written			—	—		—
Due from adviser	—	—	—	10,189	(b)	10,189
Unrealized appreciation on swaps	281,740	—	281,740	—		281,740
Receivables:
Interest	1,486	5,726	7,212	—		7,212
Dividends	2,560	40,059	42,619	—		42,619
Investment securities sold	2,205,852	333,685	2,539,537	—		2,539,537
Fund shares sold	200	8,952	9,152	—		9,152
Prepaid expenses and other assets	55,156	37,100	92,256	(26,355	)(b)	65,901
Total assets	25,904,785	18,477,119	44,381,904	(16,166)		44,365,738

Liabilities:
Securities sold short and options written:
Proceeds from securities sold short	1,172,460	—	1,172,460	—		1,172,460
Premiums received from options written	67,911	—	67,911	—		67,911
Total proceeds and premiums from securities sold short and options written	1,240,371	—	1,240,371	—		1,240,371
Securities sold short at value	1,048,000	—	1,048,000	—		1,048,000
Options written at value	750	—	750	—		750
Total securities sold short and options written at value	1,048,750	—	1,048,750	—		1,048,750
Payables:
Investment securities purchased	1,198,223	222,483	1,420,706	—		1,420,706
Due to adviser	8,268	7,898	16,166	(16,166	)(b)	—
Accrued distribution (12b-1) fees	1,607	160	1,767	—		1,767
Due to administrator	11,499	10,439	21,938	—		21,938
Cash overdraft due to custodian	409,610	—	409,610	—		409,610
Accrued expenses	2,683	2,025	4,708	—		4,708
Total liabilities	2,680,640	243,005	2,923,645	(16,166)		2,907,479
Net Assets	$23,224,145	$18,234,114	$41,458,259	$—		$41,458,259

Sources of Net Assets:
Paid-in capital	$31,432,557	$21,782,187	$53,214,744	$—		$53,214,744
Total accumulated losses	(8,208,412)	(3,548,073)	(11,756,485)	—		(11,756,485)
Total Net Assets	$23,224,145	$18,234,114	$41,458,259	$—		$41,458,259

Investor Class Shares(b):
Net assets	$1,008,629	$298,383	$1,307,012	$(1,307,012)		$—
Shares Outstanding ($0 par value, Unlimited shares of beneficial interest authorized)	140,366	38,094	178,460	(178,460)		—
Net Asset Value, Offering and Redemption Price Per Share	$7.19	$7.83	$—

Institutional Class Shares:
Net assets	$22,215,516	$17,935,731	$40,151,247	$1,307,012		$41,458,259
Shares Outstanding ($0 par value, Unlimited shares of beneficial interest authorized)	3,053,200	2,276,860	5,330,060	(68,108)		5,261,952
Net Asset Value, Offering and Redemption Price Per Share	$7.28	$7.88	$—			$7.88

(a) Amounts for the Timber Point Alternatives Fund are consolidated.

(b) Reflects expected amortization of certain prepaid expenses prior to combined operations as well as adjustments to applicable advisory fee waivers and expense reimbursement per the Expense Limitation Agreement currently in effect.

STATEMENTS OF OPERATIONS

Timber Point Global Allocations Fund/Timber Point Alternatives Fund
PRO FORMA COMBINED STATEMENTS OF OPERATIONS
For the Year Ended September 30, 2019

	(A)	(B)		Timber Point Global Allocations Fund (combined)
	Timber Point Alternatives Fund (a)	Timber Point Global Allocations Fund		(A) + (B) Grand Total	Pro Forma Adjustments		Total After Adjustments
					(Unaudited)		(Unaudited)
Investment income:
Dividends (net of foreign withholding taxes of $7,831, $8,828 and $16,659, respectively)	$120,218	$372,326		$492,544	$—		$492,544
Dividends from affiliated funds	94,523	32,938		127,461	—		127,461
Interest	125,805	53,986		179,791	—		179,791
Total investment income	340,546	459,250		799,796	—		799,796

Expenses:
Management fees (Note 7)	348,751	171,580		520,331	(30,953	)(d)	489,378
Distribution (12b-1) fees - Investor Class	4,973	2,708		7,681	(7,681	)(d)	—
Distribution (12b-1) fees - Class C	2,669	—		2,669	(2,669	)(d)	—
Accounting and transfer agent fees and expenses	171,556	109,577		281,133	(99,029	)(d)	182,104
Pricing fees	18,411	14,500		32,911	—		32,911
Trustee fees and expenses	23,814	22,478		46,292	(23,146	)(e)	23,146
Legal fees	34,155	37,349		71,504	(9,000	)(c)	62,504
Registration and filing fees	31,367	18,702		50,069	(12,500	)(c)	37,569
Non-12b-1 shareholder servicing expense	15,328	9,200		24,528	—		24,528
Miscellaneous	31,392	20,735		52,127	(17,160	)(c)	34,967
Custodian fees	14,619	7,691		22,310	—		22,310
Audit fees	21,020	22,353		43,373	(20,731	)(e)	22,642
Compliance officer fees	15,691	15,000		30,691	(3,503	)(c)	27,188
Reports to shareholders	2,063	1,148		3,211	—		3,211
Interest expense	4,213	2,527		6,740	—		6,740
Insurance	2,006	1,323		3,329	—		3,329
Dividends on securities sold short	48,077	15,901		63,978	—		63,978
Brokerage account fees	—	633		633	—		633
Total expenses	790,105	473,405		1,263,510	(226,372)		1,037,138
Less:
Fees paid indirectly	(22,796)	(10,351)		(33,147)	—		(33,147)
Fees waived by Adviser	(127,652)	(181,052)		(308,704)	120,484	(d)	(188,220)
Fees waived by Adviser for affiliated holdings	(81,980)	(13,101)		(95,081)	—		(95,081)
Fees waived by administrator	(9,583)	(7,500)		(17,083)	17,083	(d)	—
Net expenses	548,094	261,401		809,495	(88,805)		720,690

Net investment income (loss)	(207,548)	197,849		(9,699)	88,805		79,106

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Unaffiliated Investments	(698,676)	(21,714	)(b)	(720,390)	—		(720,390)
Affiliated Investments	(98,388)	(16,234)		(114,622)	—		(114,622)
Foreign currency transactions	(9)	—		(9)	—		(9)
Options written	(55,922)	(182,683)		(238,605)	—		(238,605)
Securities sold short	764,167	35,026		799,193	—		799,193
Net realized loss on investments, options written and securities sold short	(88,828)	(185,605)		(274,433)	—		(274,433)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated Investments	(1,205,464)	(230,719)		(1,436,183)	—		(1,436,183)
Affiliated Investments	(1,529,363)	(41,725)		(1,571,088)	—		(1,571,088)
Foreign currency translations	(389)	(271)		(660)	—		(660)
Options written	2,600	(17,050)		(14,450)	—		(14,450)
Securities sold short	60,672	12,323		72,995	—		72,995
Net change in unrealized depreciation on investments, options written and securities sold short	(2,671,944)	(277,442)		(2,949,386)	—		(2,949,386)

Net loss on investments, options written and securities sold short	(2,760,772)	(463,047)		(3,223,819)	—		(3,223,819)

Net decrease in net assets resulting from operations	$(2,968,320)	$(265,198)		$(3,233,518)	$88,805		$(3,144,713)

(a) Amounts for the EAS Crow Point Alternatives Fund are consolidated.
(b) Includes capital gains distributions from underlying investments of $13,280.
(c) Reflects expected effect of combined operations.
(d) Based on the contract in effect of the Acquiring Fund at the combined average daily net assets.
(e) Decrease due to the elimination of duplicative expenses achieved by merging the funds.

Assumptions:
Average Net Assets for the year ended 09/30/19 - Timber Point Alternatives Fund - $34,876,759.
Average Net Assets for the year ended 09/30/19 - Timber Point Global Allocations Fund - $19,498,549.
Average Net Assets for the year ended 09/30/19 - Timber Point Global Allocations Fund (combined) - $54,375,308.

STATEMENTS OF OPERATIONS

Timber Point Global Allocations Fund/Timber Point Alternatives Fund
PRO FORMA COMBINED STATEMENTS OF OPERATIONS
For the Six Month Period Ended March 31, 2020 (Unaudited)

	(A)	(B)
	Timber Point	Timber Point	Timber Point Global Allocations Fund (combined)
	Alternatives Fund (a)	Global Allocations Fund	(A) + (B) Grand Total	Pro Forma Adjustments		Total After Adjustments
Investment income:
Dividends (net of foreign withholding taxes of $0, $0 and $0, respectively)	$80,010	$332,518	$412,528	$—		$412,528
Dividends from affiliated funds	48,316	5,900	54,216	—		54,216
Interest	40,165	22,434	62,599	—		62,599
Total investment income	168,491	360,852	529,343	—		529,343

Expenses:
Management fees (Note 7)	158,006	102,377	260,383	(10,482	)(c)	249,901
Distribution (12b-1) fees - Investor Class	1,780	511	2,291	(2,291	)(c)	—
Accounting and transfer agent fees and expenses	85,307	71,295	156,602	(47,940	)(c)	108,662
Pricing fees	20,196	1,901	22,097	—		22,097
Trustee fees and expenses	18,394	18,394	36,788	(18,394	)(d)	18,394
Legal fees	18,074	11,314	29,388	(4,500	)(b)	24,888
Registration and filing fees	13,752	4,657	18,409	(4,625	)(b)	13,784
Non-12b-1 shareholder servicing expense	12,601	9,281	21,882	—		21,882
Miscellaneous	10,043	4,545	14,588	(4,950	)(b)	9,638
Custodian fees	9,761	3,127	12,888	—		12,888
Audit fees	9,309	9,177	18,486	(9,236	)(d)	9,250
Compliance officer fees	8,003	7,522	15,525	(1,642	)(b)	13,883
Reports to shareholders	2,518	2,476	4,994	—		4,994
Interest expense	2,494	4,602	7,096	—		7,096
Insurance	1,647	1,151	2,798	—		2,798
Dividends on securities sold short	1,349	2,523	3,872	—		3,872
Liquidity Rule fees	744	744	1,488	(744	)(d)	744
Brokerage account fees	98	278	376	—		376
Total expenses	374,076	255,875	629,951	(104,804)		525,147
Less:
Fees paid indirectly	—	—	—	—		—
Fees waived by Adviser	(86,827)	(83,098)	(169,925)	53,187		(116,738)
Fees waived by Adviser for affiliated holdings	(25,733)	(3,062)	(28,795)	—		(28,795)
Fees waived by administrator	—	—	—	—		—
Net expenses	261,516	169,715	431,231	(51,617)		379,614

Net investment income (loss)	(93,025)	191,137	98,112	51,617		149,729

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Unaffiliated Investments	1,184,112	36,287	1,220,399	—		1,220,399
Affiliated Investments	(546,587)	(207,638)	(754,225)	—		(754,225)
Options written	(266,202)	(263,219)	(529,421)	—		(529,421)
Securities sold short	(1,664,561)	(566,395)	(2,230,956)	—		(2,230,956)
Net realized loss on investments, options written and securities sold short	(1,293,238)	(1,000,965)	(2,294,203)	—		(2,294,203)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated Investments	(3,838,987)	(2,189,976)	(6,028,963)	—		(6,028,963)
Affiliated Investments	(1,325,996)	98,832	(1,227,164)	—		(1,227,164)
Options written	67,161	—	67,161	—		67,161
Securities sold short	68,766	(36,022)	32,744	—		32,744
Swaps	281,740	—	281,740	—		281,740
Net change in unrealized depreciation on investments, options written and securities sold short	(4,747,316)	(2,127,166)	(6,874,482)	—		(6,874,482)

Net loss on investments, options written and securities sold short	(6,040,554)	(3,128,131)	(9,168,685)	—		(9,168,685)

Net decrease in net assets resulting from operations	$(6,133,579)	$(2,936,994)	$(9,070,573)	$51,617		$(9,018,956)

(a) Amounts for the Timber Point Alternatives Fund are consolidated.
(b) Reflects expected effect of combined operations.
(c) Based on the contract in effect of the Acquiring Fund at the combined average daily net assets.
(d) Decrease due to the elimination of duplicative expenses achieved by merging the funds.

Assumptions:
Average Net Assets for the six month period ended 03/31/20 - Timber Point Alternatives Fund - $31,600,310.
Average Net Assets for the six month period ended 03/31/20 - Timber Point Global Allocations Fund - $23,933,287.
Average Net Assets for the six month period ended 03/31/20 - Timber Point Global Allocations Fund (combined) - $55,533,597.

Timber Point Global Allocations Fund/Timber Point Alternatives Fund1

PRO FORMA COMBINED SCHEDULE OF INVESTMENTS

March 31, 2020 (Unaudited)

COMMON STOCK - 9.61%	Timber Point Alternatives Fund Shares	Timber Point Global Allocations Fund Shares	Pro Forma Combined Timber Point Global Allocations Fund Shares	Timber Point Alternatives Fund Value	Timber Point Global Allocations Fund Value	Pro Forma Combined Timber Point Global Allocations Fund Value

Apparel - 0.13%
Nike, Inc.	636	—	636	$52,623	$—	$52,623

Banks - 0.09%
Morgan Stanley	1,136	—	1,136	38,624	—	38,624

Biotechnology - 1.02%
Amarin Corp. PLC - ADR (a) (b)	25,000	—	25,000	100,000	—	100,000
Avid Bioservices, Inc. (a) (b)	19,281	—	19,281	98,526	—	98,526
Baudax Bio, Inc. (a) (b)	60,400	—	60,400	149,792	—	149,792
Mainstay Medical International PLC (a) (b)	21,429	—	21,429	73,219	—	73,219
PolarityTE, Inc. (a) (b)	2,500	—	2,500	2,700	—	2,700
				424,237	—	424,237
Commercial Services - 1.91%
CRA International, Inc. (b)	2,580	—	2,580	86,198	—	86,198
R1 RCM, Inc. (a) (b)	45,000	—	45,000	409,050	—	409,050
Rosetta Stone, Inc. (a) (b)	21,240	—	21,240	297,785	—	297,785
				793,033	—	793,033
Cosmetics & Personal Care - 0.22%
Procter & Gamble Co. (b)	814	—	814	89,540	—	89,540

Distribution & Wholesale - 0.22%
IAA, Inc. (a) (b)	1,923	—	1,923	57,613	—	57,613
Copart, Inc.	502	—	502	34,397	—	34,397
				92,010	—	92,010
Diversified Financial Services - 0.09%
Invesco Ltd.	3,923	—	3,923	35,621	—	35,621

Electronics - 0.25%
OSI Systems, Inc. (a) (b)	1,500	—	1,500	103,380	—	103,380

Engineering & Construction - 0.18%
Limbach Holdings, Inc. (a) (b)	26,113	—	26,113	74,422	—	74,422

Environmental Control - 0.07%
Tetra Tech, Inc.	431	—	431	30,437	—	30,437

Healthcare - Services - 0.19%
Chemed Corp. (b)	180	—	180	77,976	—	77,976

Home Builders - 0.07%
Lennar Corp. - Class A	752	—	752	28,726	—	28,726

Housewares - 0.10%
Scotts Miracle-Gro Co.	394	—	394	40,346	—	40,346

Insurance - 0.35%
Allstate Corp. (b)	796	—	796	73,017	—	73,017
Equitable Holdings, Inc. (b)	4,944	—	4,944	71,441	—	71,441
				144,458	—	144,458

Timber Point Global Allocations Fund/Timber Point Alternatives Fund1

PRO FORMA COMBINED SCHEDULE OF INVESTMENTS

March 31, 2020 (Unaudited)

COMMON STOCK - 9.61% (continued)	Timber Point Alternatives Fund Shares	Timber Point Global Allocations Fund Shares	Pro Forma Combined Timber Point Global Allocations Fund Shares	Timber Point Alternatives Fund Value	Timber Point Global Allocations Fund Value	Pro Forma Combined Timber Point Global Allocations Fund Value
Investment Companies - 0.36%
Ares Capital Corp. (b)	13,683	—	13,683	$147,503	$—	$147,503

Media - 1.27%
Cable One, Inc. (b)	58	—	58	95,353	—	95,353
EW Scripps Co. (b)	20,426	—	20,426	154,012	—	154,012
Nexstar Media Group (b)	4,800	—	4,800	277,104	—	277,104
				526,469	—	526,469
Pharmaceuticals - 0.93%
DexCom, Inc. (a) (b)	286	—	286	77,011	—	77,011
Nabriva Therapeutics PLC (a)	40,000	—	40,000	23,000	—	23,000
Recro Pharma, Inc. (a) (b)	35,000	—	35,000	285,950	—	285,950
				385,961	—	385,961
REITS - 0.08%
TPG RE Finance Trust, Inc. (b)	6,068	—	6,068	33,313	—	33,313

Retail - 0.42%
AutoZone, Inc. (a)	96	—	96	81,216	—	81,216
Nordstrom, Inc. (b)	2,193	—	2,193	33,641	—	33,641
Target Corp.	662	—	662	61,546	—	61,546
				176,403	—	176,403
Semiconductors - 1.42%
Applied Materials, Inc. (b)	1,852	—	1,852	84,859	—	84,859
Maxim Integrated Products, Inc.	1,894	—	1,894	92,067	—	92,067
NVIDIA Corp. (b)	1,289	—	1,289	339,780	—	339,780
Qorvo, Inc. (a)	912	—	912	73,534	—	73,534
				590,240	—	590,240
Software - 0.24%
Coupa Software, Inc. (a) (b)	710	—	710	99,208	—	99,208

TOTAL COMMON STOCK				3,984,530	—	3,984,530

CLOSED-END FUNDS - 2.34%

Eaton Vance Limited Duration Income Fund (b)	—	51,820	51,820	—	547,737	547,737
Fiduciary/Claymore Energy Infrastructure Fund	—	23,719	23,719	—	29,886	29,886
Royce Value Trust, Inc.	—	40,500	40,500	—	391,635	391,635

TOTAL CLOSED-END FUNDS				—	969,258	969,258

EXCHANGE TRADED FUNDS - 31.35%

Debt Funds - 0.99%
iShares 20+ Year Treasury Bond ETF	2,500	—	2,500	412,425	—	412,425

Timber Point Global Allocations Fund/Timber Point Alternatives Fund1

PRO FORMA COMBINED SCHEDULE OF INVESTMENTS

March 31, 2020 (Unaudited)

EXCHANGE TRADED FUNDS - 31.35% (continued)	Timber Point Alternatives Fund Shares	Timber Point Global Allocations Fund Shares	Pro Forma Combined Timber Point Global Allocations Fund Shares	Timber Point Alternatives Fund Value	Timber Point Global Allocations Fund Value	Pro Forma Combined Timber Point Global Allocations Fund Value

Equity Funds - 30.36%
iShares MSCI ACWI ETF	—	25,000	25,000	$—	$1,564,250	$1,564,250
iShares MSCI Emerging Markets ETF (b)	—	30,000	30,000	—	1,023,900	1,023,900
ProShares Short Russell 2000	17,500	—	17,500	843,325	—	843,325
ProShares Ultrashort S&P 500	2,250	1,500	3,750	68,513	45,675	114,188
SPDR S&P 500 ETF Trust (b)	—	28,500	28,500	—	7,345,875	7,345,875
Vanguard Information Technology ETF	—	8,000	8,000	—	1,695,200	1,695,200
				911,838	11,674,900	12,586,738

TOTAL EXCHANGE TRADED FUNDS				1,324,263	11,674,900	12,999,163

MUTUAL FUNDS - 15.39%

Asset Allocation Funds - 3.09%
Crow Point Alternative Income Fund - Investor Class (c)	165,528	—	165,528	1,279,535	—	1,279,535

Equity Fund - 12.30%
Crow Point Small-Cap Growth Fund - Institutional Class (a) (c)	723,142	—	723,142	4,512,403	—	4,512,403
LS Opportunity Fund	0	—	0	1	—	1
Midwood Long/Short Equity Fund (a) (c)	84,665	—	84,665	588,421	—	588,421
				5,100,825	—	5,100,825

TOTAL MUTUAL FUNDS				6,380,360	—	6,380,360

HEDGE FUND - 9.25%

ACA Master Select Fund LP (a) (d)	43,376	—	43,376	3,835,836	—	3,835,836

TOTAL HEDGE FUND				3,835,836	—	3,835,836

BONDS & NOTES - 0.02%	Principal Amount	Principal Amount	Principal Amount

Asset Backed Securities - 0.01%
Countrywide Asset-Backed Certificates, 2.395%, due 10/25/2017 (b) (g)	$—	$1,528	$1,528	—	1,560	1,560
RASC Series 2003-KS4 Trust, 3.870%, due 05/25/2033 (b)	385	481	866	387	484	871
Total Asset Backed Securities				387	2,044	2,431

Mortgage Backed Securities - 0.01%
Banc of America Funding 2006-2 Trust, 5.750%, due 03/25/2036 (b)	—	2,634	2,634	—	2,368	2,368
Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-7 Trust, 4.239%, 09/25/2036 (b) (g)	—	7,747	7,747	—	3,150	3,150
Total Mortgage Backed Securities				—	5,518	5,518

TOTAL BONDS & NOTES				387	7,562	7,949

PARTNERSHIPS - 1.63%	Shares	Shares	Shares

Global Partners LP (b)	22,032	—	22,032	194,322	—	194,322
K-20 Education Partners LP (a) (f)	156,149	85,059	241,208	170,651	96,553	267,204
United States Oil Fund LP (a)	33,600	16,800	50,400	141,456	70,728	212,184

TOTAL PARTNERSHIPS				506,429	167,281	673,710

Timber Point Global Allocations Fund/Timber Point Alternatives Fund[1]
PRO FORMA COMBINED SCHEDULE OF INVESTMENTS
March 31, 2020 (Unaudited)

OPTIONS PURCHASED - 0.01%

CALL OPTIONS PURCHASED - 0.01%	Timber Point Alternatives Fund	Timber Point Global Allocations Fund	Pro Forma Combined Timber Point Global Allocations Fund	Exercise	Notional		Timber Point Alternatives Fund	Timber Point Global Allocations Fund	Pro Forma Combined Timber Point Global Allocations Fund
	Contracts[2]	Contracts[2]	Contracts[2]	Price	Amount	Expiration	Value	Value	Value

SPDR S&P 500 ETF Trust	150	—	150	$303.00	$4,545,000	4/17/2020	$2,100	$—	$2,100
Domo, Inc.	7	—	7	26.00	18,200	4/17/2020	455	—	455
TOTAL CALL OPTIONS PURCHASED							2,555	—	2,555

TOTAL OPTIONS PURCHASED							2,555	—	2,555

SHORT-TERM INVESTMENT - 15.34%	Shares	Shares	Shares

Federated Government Obligations Fund - Institutional Class, 0.33% (e)	1,158,812	5,201,756	6,360,568	1,158,812	5,201,756	6,360,568

TOTAL SHORT-TERM INVESTMENT				1,158,812	5,201,756	6,360,568

TOTAL INVESTMENTS – 84.94%				17,193,172	18,020,757	35,213,929

SECURITIES SOLD SHORT - (2.53%)				(1,048,000)	—	(1,048,000)

OPTIONS WRITTEN - (0.00%)				(750)	—	(750)

OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 17.59%				7,079,723	213,357	7,293,080

NET ASSETS - 100%				$23,224,145	$18,234,114	$41,458,259

(a) Non-income producing security.

(b) All or a portion of the security is segregated as collateral for put options written and securities sold short.

(c) Affiliated investment company.

(d) Private equity fund purchased on March 1, 2016 that invests in the DCM Multi-Manager Fund, LLC (Series A) and the DCM Multi-Manager Fund, LLC (Series D). Redemptions may be made monthly upon 30 days written notice. There were no unfunded commitments as of September 30, 2019. This investment is valued using the practical expedient. For more information on the practical expedient, please refer to the security valuation section on Note 3 of the accompanying notes to the financial statements.

(e) Rate shown represents the 7-day effective yield at March 31, 2020, is subject to change and resets daily.

(f) Private equity fund purchased on February 11, 2019 that seeks to capture the opportunity presented by the education sector by investing long and short in a concentrated portfolio of public and private equity and debt securities. Withdrawals may be made quarterly upon 45 days written notice, commencing 12 months after making the initial capital contribution. There were no unfunded commitments as of December 31, 2019. This investment is valued using the practical expedient. For more information on the practical expedient, please refer to the security valuation section on Note 3 of the accompanying notes to the financial statements.

(g) Variable rate security - Interest rate shown represents the rate on March 31, 2020.

1 Amounts for the Timber Point Alternatives Fund are consolidated.

2 Each option contract is equivalent to 100 shares of the underlying common stock. All options are non-income producing.

ADR - American Depositary Receipt

ETF - Exchange Traded Fund

LLC - Limited Liability Company

LP - Limited Partnership

PLC - Public Limited Company

REITS - Real Estate Investment Trusts

Timber Point Global Allocations Fund/Timber Point Alternatives Fund[1]
PRO FORMA COMBINED SCHEDULE OF INVESTMENTS - SECURITIES SOLD SHORT
March 31, 2020 (Unaudited)

SECURITIES SOLD SHORT - (2.53)%
	Timber Point Alternatives Fund	Timber Point Global Allocations Fund	Pro Forma Combined Timber Point Global Allocations Fund	Timber Point Alternatives Fund	Timber Point Global Allocations Fund	Pro Forma Combined Timber Point Global Allocations Fund
COMMON STOCK - (2.53)%	Shares	Shares	Shares	Value	Value	Value

Auto Manufacturers - (2.53)%
Tesla, Inc.	2,000	—	2,000	$1,048,000	$—	$1,048,000

TOTAL COMMON STOCK				1,048,000	—	1,048,000

TOTAL SECURITIES SOLD SHORT				$1,048,000	$—	$1,048,000

1 Amounts for the Timber Point Alternatives Fund are consolidated.

C-1

Timber Point Global Allocations Fund/Timber Point Alternatives Fund[1]
PRO FORMA COMBINED SCHEDULE OF INVESTMENTS - WRITTEN OPTIONS
March 31, 2020 (Unaudited)

OPTIONS WRITTEN - (0.00)%
	Timber Point Alternatives Fund	Timber Point Global Allocations Fund	Pro Forma Combined Timber Point Global Allocations Fund	Notional	Exercise		Timber Point Alternatives Fund	Timber Point Global Allocations Fund	Pro Forma Combined Timber Point Global Allocations Fund
CALL OPTIONS WRITTEN - (0.00)%	Contracts[2]	Contracts[2]	Contracts[2]	Amount	Price	Expiration	Value	Value	Value

SPDR S&P 500 ETF Trust	150	—	150	4,725,000	315	4/17/2020	750	—	750
TOTAL CALL OPTIONS WRITTEN							750	—	750

TOTAL OPTIONS WRITTEN							750	—	750

1 Amounts for the Timber Point Alternatives Fund are consolidated.

2 Each option contract is equivalent to 100 shares of the underlying common stock. All options are non-income producing.

ETF - Exchange Traded Fund

C-2

Timber Point Global Allocations Fund/Timber Point Alternatives Fund[1]
PRO FORMA COMBINED SCHEDULE OF INVESTMENTS - TOTAL RETURN SWAP
March 31, 2020 (Unaudited)

TOTAL RETURN SWAP - 0.68%	Timber Point Alternatives Fund	Timber Point Global Allocations Fund	Pro Forma Combined Timber Point Global Allocations Fund
	Unrealized Gain	Unrealized Gain	Unrealized Gain
The CPAS dbSelect Basket (the “Basket”) is a proprietary swap of Deutsche Bank AG. The number of shares is 200,000, with a receivable rate of 1.85% (Fed Funds Rate +30bps). The Basket will be governed by Deutsche Bank AG operating through Deutsche Bank Index Quant (“DBIQ”), an independent research unit within Deutsche Bank AG via its internal processes and the “Basket Calculation Agent” shall mean Deutsche Bank AG acting in such capacity or any successor thereto. The Basket may offer exposure to over-the-counter foreign exchange and currency option transactions and to exchange traded futures and options related to commodities, metals, financial instruments, currencies, interest rates or indices. The swap became effective on November 5, 2019, and has a term of 12 months thereon unless terminated earlier. (Notional Value 20,000,000).	$281,740	$—	$281,740
	281,740	—	281,740	#	0.68%

CPAS dbSelect Basket Holdings LONG FUTURES CONTRACTS - 0.75%	Timber Point Alternatives Fund Contracts	Timber Point Global Allocations Fund Contracts	Pro Forma Combined Timber Point Global Allocations Fund Contracts				Timber Point Alternatives Fund Unrealized Appreciation (Depreciation)	Timber Point Global Allocations Fund Unrealized Appreciation (Depreciation)	Pro Forma Combined Timber Point Global Allocations Fund Unrealized Appreciation (Depreciation)
				Counterparty	Notional Amount	Expiration				Percentage of Total Return Swap Unrealized Gain

10 year US Treasury Notes Future	7	—	7	Deutsche Bank AG	$971,250	6/30/2020	$39,745	$—	$39,745	14.11%
2 year US Treasury Notes Future	15	—	15	Deutsche Bank AG	4,162,500	7/6/2020	47,264	—	47,264	16.78%
5 year US Treasury Notes Future	21	—	21	Deutsche Bank AG	2,913,750	7/6/2020	79,436	—	79,436	28.19%
Gasoline RBOB Future	4	—	4	Deutsche Bank AG	23,310,000	4/30/2020	4,512	—	4,512	1.60%
Light Sweet Crude Oil (WTI) Future	1	—	1	Deutsche Bank AG	138,750	4/21/2020	(11,206)	—	(11,206)	(3.98)%
JPY/USD	9	—	9	Deutsche Bank AG	15,609,375,000	6/15/2020	(1,404)	—	(1,404)	(0.50)%
US Dollar Index Future	12	—	12	Deutsche Bank AG	—	6/15/2020	22,078	—	22,078	7.84%
Eurodollar	20	—	20	Deutsche Bank AG	6,937,500	6/15/2020	1,282	—	1,282	0.45%
Gold	5	—	5	Deutsche Bank AG	69,375	6/26/2020	(8,610)	—	(8,610)	(3.06)%
							173,096	—	173,096	#
SHORT FUTURES CONTRACTS - 0.77%

Corn Future	(15)	—	(15)	Deutsche Bank AG	(255,094)	5/14/2020	27,422	—	27,422	9.73%	340.13
Cotton No.2 Future	(8)	—	(8)	Deutsche Bank AG	(202,780)	5/6/2020	75,811	—	75,811	26.91%	50.70
Soybeans Future	(7)	—	(7)	Deutsche Bank AG	(309,706)	5/14/2020	1,965	—	1,965	0.70%	884.88
Wheat Future	(13)	—	(13)	Deutsche Bank AG	(371,150)	5/14/2020	(23,198)	—	(23,198)	(8.23)%	571.00
Copper Future	(4)	—	(4)	Deutsche Bank AG	(222,225)	5/27/2020	35,714	—	35,714	12.68%	2.22
Henry Hub Natural Gas Future	(2)	—	(2)	Deutsche Bank AG	(33,090)	4/28/2020	4,383	—	4,383	1.56%	1.65
NY Harbour ULSD Future	(3)	—	(3)	Deutsche Bank AG	(126,857)	4/30/2020	11,509	—	11,509	4.09%	10,068.00
AUD/USD	(10)	—	(10)	Deutsche Bank AG	(613,600)	6/15/2020	2,396	—	2,396	0.85%	0.61
CAD/USD	(11)	—	(11)	Deutsche Bank AG	(776,050)	6/16/2020	11,860	—	11,860	4.21%	0.71
CHF/USD	(10)	—	(10)	Deutsche Bank AG	(1,299,500)	6/15/2020	18,718	—	18,718	6.64%	1.04
EUR/USD	(6)	—	(6)	Deutsche Bank AG	(826,988)	6/15/2020	7,930	—	7,930	2.81%	1.10
GBP/USD	(10)	—	(10)	Deutsche Bank AG	(779,125)	6/15/2020	(4,368)	—	(4,368)	(1.55)%	1.25
NZD/USD	(11)	—	(11)	Deutsche Bank AG	(653,840)	6/15/2020	9,843	—	9,843	3.49%	0.59
							179,988	—	179,988	#

CALL OPTIONS PURCHASED - (0.03)%				Notional Amount	Exercise Price
S&P 500 Volatility Index Option	100	—	100	$4,725,000	100	4/15/2020	6,739	—	6,739	2.39%	0.68

1 Amounts for the Timber Point Alternatives Fund are consolidated.

C-3

Timber Point Alternatives Fund and Timber Point Global Allocations Fund
NOTES TO THE COMBINED PRO FORMA FINANCIAL STATEMENTS

March 31, 2020 (Unaudited)

1.	DESCRIPTION OF THE FUNDS

The Timber Point Alternatives Fund, formerly, the EAS Crow Point Alternatives Fund (the “Alternatives Fund”) was organized on October 13, 2017, and the Timber Point Global Allocations Fund, formerly, the Crow Point Global Tactical Allocation Fund (the “Global Fund”), was organized on October 6, 2017 as separate diversified series of 360 Funds (the “Trust”). The Trust was organized on February 24, 2005 as a Delaware statutory trust. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Alternatives Fund’s investment objective is preservation and growth of capital. The Global Fund’s investment objective is to seek income with long-term growth of capital as a secondary objective. The Funds’ investment adviser is Timber Point Partners, LLC (the “Adviser”).

2.	BASIS OF COMBINATION

The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of the Alternatives Fund by the Global Fund as if such acquisition had taken place as of October 1, 2019. These statements have been derived from the books and records utilized in calculating daily net asset values at March 31, 2020.

On the pro forma Statement of Operations, certain combined expenses have been adjusted to reflect anticipated contractual changes and estimated effects of combined operations.

Under the terms of the Agreement and Plan of Reorganization (the “Agreement”), the combination of the Alternatives Fund and the Global Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The reorganization involves the transfer of substantially all of the assets and known liabilities of the Alternatives Fund to the Global Fund in exchange for shares of the Global Fund, and the pro-rata distribution of such shares of the Global Fund to the shareholders of the Alternatives Fund, as provided by the Agreement. The Global Fund was determined to be the accounting survivor in the reorganization primarily because the investment adviser and portfolio manager to the Global Fund will continue serving the Fund; the investment objective, policies and restrictions of the Global Fund are expected to remain the same; the expense structure of the Global Fund is expected to remain in place; the Global Fund’s investment advisory fee will remain in place; and the portfolio of the Global Fund is not expected to change significantly as part of the Reorganization.

The Adviser is the investment adviser to the Global Fund. The Adviser, and specifically the Global Fund’s portfolio manager, will continue to advise the Global Fund. Following the acquisition, the Global Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America (“GAAP”), the historical cost of investment securities held in the Alternatives Fund will be carried forward to the Global Fund and the results of operations for pre-combination periods of the Global Fund will not be restated.

The reorganization is intended to qualify as a tax-free reorganization so that shareholders of the Alternatives Fund will not recognize any gain or loss through the exchange of shares in the reorganization.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of the Global Fund and the Alternatives Fund included in their annual reports dated September 30, 2019.

The following notes refer to the accompanying pro forma financial statements as if the above-mentioned acquisition of the Alternatives Fund by the Global Fund had taken place as of October 1, 2019.

3.	SECURITIES VALUATIONS

Processes and Structure

The Funds’ Board of Trustees has adopted guidelines for valuing securities and other derivative instruments including in circumstances in which market quotes are not readily available, and has delegated authority to the Adviser to apply those guidelines in determining fair value prices, subject to review by the Board of Trustees.

Timber Point Alternatives Fund and Timber Point Global Allocations Fund
NOTES TO THE COMBINED PRO FORMA FINANCIAL STATEMENTS

March 31, 2020 (Unaudited)

3.	SECURITIES VALUATIONS (continued)

Hierarchy of Fair Value Inputs

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•	Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Trust's major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock, ETFs, mutual funds and CEFs) – Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

Money market funds – Money market funds are valued at their net asset value per share and are categorized as level 1.

Derivative instruments – Listed derivatives, including options, that are actively traded, are valued based on quoted prices from the exchange and categorized in level 1 of the fair value hierarchy. Options held by the Funds for which no current quotations are readily available and which are not traded on the valuation date are valued at the mean price and are categorized within level 2 of the fair value hierarchy. Over-the-counter (OTC) derivative contracts include forward, swap, and option contracts related to interest rates; foreign currencies; credit standing of reference entities; equity prices; or commodity prices, and warrants on exchange-traded securities. Depending on the product and terms of the transaction, the fair value of the OTC derivative products can be modeled taking into account the counterparties' creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments, and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. OTC derivative products valued using pricing models are categorized within level 2 of the fair value hierarchy.

Timber Point Alternatives Fund and Timber Point Global Allocations Fund
NOTES TO THE COMBINED PRO FORMA FINANCIAL STATEMENTS

March 31, 2020 (Unaudited)

3.	SECURITIES VALUATIONS (continued)

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Funds’ NAV calculations that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds in which the Funds invest may default or otherwise cease to have market quotations readily available.

The Trustees of the 360 Funds adopted the M3Sixty Consolidated Valuation Procedures, which established a Valuation Committee to work with the Adviser and report to the Board of Trustees (the “Board”) on securities being fair valued or manually priced. The Independent Chairman and Trustee of the 360 Funds, along with the Trust’s Principal Financial Officer and Chief Compliance Officer are members of the Valuation Committee which meets at least monthly or, as required, to review the interim actions and coordination with the Adviser in pricing fair valued securities, and consideration of any unresolved valuation issues or a request to change the methodology for manually pricing a security. In turn, the Independent Chairman provides updates to the Board at the regularly scheduled board meetings as well as interim updates to the board members on substantive changes in a daily valuation or methodology issue.

If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when certain restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board and the Fair Valuation Committee. These securities will be categorized as level 3 securities.

The following tables summarize the inputs used to value the Global Fund’s pro forma combined assets and liabilities measured at fair value as of March 31, 2020.

Global Fund:
Financial Instruments – Assets
Classification	Level 1	Level 2	Level 3	Totals
Common Stock (1)	$3,984,530	$—	$—	$3,984,530
Closed-End Funds (1)	969,258	—	—	969,258
Hedge Fund measured at net asset value (2)	—	—	—	3,835,836
Exchange-Traded Funds (1)	12,999,163	—	—	12,999,163
Mutual Funds (1)	6,380,359	1	—	6,380,360
Bonds & Notes	—	7,949	—	7,949
Partnerships	406,506	—	—	406,506
Partnerships measured at net asset value (2)	—	—	—	267,204
Call Options Purchased	2,555	—	—	2,555
Short-Term Investment	6,360,568	—	—	6,360,568
Total Return Swap	—	281,740	—	281,740
Total Assets	$31,102,939	$289,690	$—	$35,495,669

Timber Point Alternatives Fund and Timber Point Global Allocations Fund
NOTES TO THE COMBINED PRO FORMA FINANCIAL STATEMENTS

March 31, 2020 (Unaudited)

3.	SECURITIES VALUATIONS (continued)

Financial Instruments – Liabilities
Classification	Level 1	Level 2	Level 3	Totals
Common Stock (1)	$1,048,000	$—	$—	$1,048,000
Call Options Written	750	—	—	750
Total Liabilities	$1,048,750	$—	$—	$1,048,750

(1)            For a detailed break-out of common stock, ETFs, CEFs and mutual funds by industry or asset class, please refer to the Consolidated Schedules of Investments.

(2)            In accordance with Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Consolidated Schedule of Investments.

It is the Fund’s policy to recognize transfers between levels at the end of the reporting period.

4.	BENEFICIAL SHARES

The pro forma net asset value per share assumes the issuance of shares of the Global Fund that would have been issued at March 31, 2020, in connection with the proposed reorganization.  The number of shares assumed to be issued is equal to the net asset value of shares of the Alternatives Fund, as of March 31, 2020, divided by the net asset value per share of the Global Fund Institutional Shares as of March 31, 2020.  The pro forma number of shares outstanding for the combined fund consists of the following at March 31, 2020:

Shares of
the Global Fund
Institutional Class Shares	Additional Shares	Total Outstanding Shares
Pre-Combination	Assumed Issued	Post-Combination
March 31, 2020	in Reorganization(a)	March 31, 2020

2,276,860	2,985,092	5,261,952

(a)  Includes 37,866 shares issued from the exchange of Global Fund Investor Shares into Global Fund Institutional Shares and 2,947,226 shares issued from the conversion of the Alternatives Fund Institutional Shares into the Global Fund Institutional Shares.

5.	FEDERAL INCOME TAXES

Each Fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code. After the acquisition, the Global Fund intends to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the provision available to certain investment companies, as defined in applicable sections of the Internal Revenue code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

The identified cost of investments for the Funds is substantially the same for both financial accounting and Federal income tax purposes. The tax cost of investments will remain unchanged for the combined fund.

At September 30, 2019, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring Short-Term	Non-Expiring Long-Term	Total
Alternatives Fund	$52,604	$—	$52,604
Global Fund	785,890	2	785,892

Timber Point Alternatives Fund and Timber Point Global Allocations Fund
NOTES TO THE COMBINED PRO FORMA FINANCIAL STATEMENTS

March 31, 2020 (Unaudited)

6.	MERGER COSTS

The Adviser has agreed to pay all expenses incurred in connection with the reorganization.

7.	ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

PART C

OTHER INFORMATION

Item 15. Indemnification

As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended, officers, trustees, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, trustee, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.

The Registrant’s Trust Instrument (Exhibit 16(1) to the Registrant Statement), investment advisory agreements (Exhibit 16(6) to the Registration Statement), distribution agreements (Exhibit 16(7) to the Registration Statement) and administration agreements (Exhibit 16(13) to the Registrant Statement) provide for indemnification of certain persons acting on behalf of the Registrant. The Registrant may, from time to time, enter other contractual arrangements that provide for indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defenses of any action, suite or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits.

(1)	(a) Agreement and Declaration of Trust (“Trust Instrument”).[1]

(b)	Certificate of Amendment to the Trust Instrument.[2]

(2)	By-Laws of Registrant. [1]

(3)	Not applicable

(4)	Form of Agreement and Plan of Reorganization – Filed herewith as Appendix A to the Combined Proxy Statement and Prospectus

(5)	Articles III, V and VI of the Trust Instrument, Exhibit 16(1)(a) hereto, defines the rights of holders of the securities being registered. (Certificates for shares are not issued.)

(6)	(a) Investment Advisory Agreement between the Registrant, on behalf of the Stringer Growth Fund and Stringer Moderate Growth Fund (the “Stringer Funds”), and Stringer Asset Management, LLC, as Adviser.[6]

(b) Investment Advisory Agreement between the Registrant, on behalf of the IMS Capital Value Fund, IMS Strategic Income Fund and IMS Dividend Growth Fund (the “IMS Funds”), and IMS Capital Management, Inc., as Adviser.[4]

(c) Investment Advisory Agreement between the Registrant, on behalf of the FinTrust Income and Opportunity Fund, and FinTrust Capital Advisors, LLC, as Adviser.[13]

(d) Investment Advisory Agreement between the Registrant, on behalf of the Timber Point Alternatives Fund (formerly the EAS Crow Point Alternatives Fund), the Timber Point Global Allocations Fund (formerly the Crow Point Global Tactical Allocation Fund), and the Timber Point Alternative Income Fund (formerly the Crow Point Alternative Income Fund) (together, the “Timber Point Funds”), and Timber Point Capital Management LLC, as Adviser.[19]

(e) Investment Advisory Agreement between the Registrant, on behalf of the Midwood Long/Short Equity Fund, and Midwood Capital Management LLC, as Adviser.[19]

(f) Investment Sub-Advisory Agreement between Timber Point Capital Management LLC and Winthrop Capital Management, LLC, on behalf of the Timber Point Alternative Income Fund.[19]

(7)	(a) Distribution Agreement between the Registrant, on behalf of the Stringer Funds, and Matrix 360 Distributors, LLC, as Distributor.[9]

(b) Distribution Agreement between the Registrant, on behalf of the IMS Funds, and Matrix 360 Distributors, LLC, as Distributor.[11]

(c) Distribution Agreement between the Registrant, on behalf of the FinTrust Income and Opportunity Fund (formerly known as the HedgeRow Income and Opportunity Fund), and Matrix 360 Distributors, LLC, as Distributor.[9]

(d) Distribution Agreement between the Registrant, on behalf of the Timber Point Funds, and Matrix 360 Distributors, LLC, as Distributor.[19]

(e) Distribution Agreement between the Registrant, on behalf of the Midwood Long/Short Equity Fund, and Matrix 360 Distributors, LLC, as Distributor.[19]

(8)	Not applicable

(9)	(a) Custodian Agreement between the Registrant, on behalf of the Stringer Growth Fund, and Fifth Third Bank, as Custodian.[3]

(b) Custodian Agreement between the Registrant, on behalf of the IMS Funds, and Huntington National Bank, as Custodian.[4]

(c) Amended and Restated Exhibit A to the Custodian Agreement between the Registrant, on behalf of the Funds (other than the IMS Funds), and Fifth Third Bank, N.A., as Custodian.[15]

(d) Special Custody and Pledge Agreement between the Midwood Long/Short Equity Fund, Goldman Sachs & CO. LLC, Midwood Capital Management LLC and Fifth Third Bank.[19]

(10)	(a) Distribution Plan under Rule 12b-1 for the Stringer Funds.[6]

(b) Distribution Plan under Rule 12b-1 for the FinTrust Income and Opportunity Fund (formerly known as the HedgeRow Income and Opportunity Fund).[7]

(c) Distribution Plan under Rule 12b-1 for the Midwood Long/Short Equity Fund.[14]

(d) Rule 18f-3 Plan for the Stringer Funds.[6]

(e) Rule 18f-3 Plan for the FinTrust Income and Opportunity Fund (formerly known as the HedgeRow Income and Opportunity Fund).[7]

(f) Rule 18f-3 Plan for the Midwood Long/Short Equity Fund.[15]

(11)	Opinion of Counsel as to the Legality of Shares Being Registered[17]

(12)	Opinion of Counsel on Tax Matters[19]

(13)	(a) Investment Company Services Agreement between the Registrant, on behalf of the Stringer Funds, and M3Sixty Administration, LLC, as Administrator.[6]

(b) Investment Company Services Agreement between the Registrant, on behalf of the IMS Funds, and M3Sixty Administration, LLC, as Administrator.[8]

(c) Investment Company Services Agreement between the Registrant, on behalf of the FinTrust Income and Opportunity Fund (formerly known as the HedgeRow Income and Opportunity Fund), and M3Sixty Administration, LLC, as Administrator.[9]

(d) Investment Company Services Agreement between the Registrant, on behalf of the Timber Point Funds and M3Sixty Administration, LLC, as Administrator.[19]

(e) Investment Company Services Agreement between the Registrant, on behalf of the Midwood Long/Short Equity Fund, and M3Sixty Administration, as Administrator.[19]

(f) Fund CCO Service Agreement between the Registrant, on behalf of the Timber Point Funds, and M3Sixty Administration, LLC, as Administrator.[19]

(g) Amended Expense Limitation Agreement between the Registrant, on behalf of the Stringer Funds, and Stringer Asset Management, LLC, as Adviser.[10]

(h) Expense Limitation Agreement between the Registrant, on behalf of the IMS Funds, and IMS Capital Management, Inc., as Adviser.[9]

(i) Expense Limitation Agreement between the Registrant, on behalf of the FinTrust Income and Opportunity Fund, and FinTrust Capital Advisors, LLC, as Adviser.[13]

(j) Expense Limitation Agreement between the Registrant, on behalf of the Timber Point Funds, and Timber Point Capital Management LLC, as Adviser.[19]

(k) Expense Limitation Agreement between the Registrant, on behalf of the Midwood Long/Short Equity Fund, and Midwood Capital Management LLC, as Adviser.[19]

(14)	Consent of Independent Registered Public Accounting Firm, BBD, LLP[18]

(15)	Not applicable

(16)	Powers of Attorney.[12]

(17)	Form of Proxy Cards[17]

1.	Incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A filed March 14, 2005.

2.	Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registrant’s Registration Statement on Form N-1A filed August 26, 2011.

3.	Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A filed March 27, 2013.

4.	Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement on Form N-1A filed June 20, 2014.

5.	Incorporated herein by reference to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A filed October 31, 2014.

6.	Incorporated herein by reference to Post-Effective Amendment No. 38 to the Registrant’s Registration Statement on Form N-1A filed March 26, 2015.

7.	Incorporated herein by reference to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on Form N-1A filed December 21, 2015.

8.	Incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement on Form N-1A filed June 28, 2016.

9.	Incorporated herein by reference to Post-Effective Amendment No. 71 to the Registrant’s Registration Statement on Form N-1A filed March 30, 2017.

10.	Incorporated herein by reference to Post-Effective Amendment No. 74 to the Registrant’s Registration Statement on Form N-1A filed June 16, 2017.

11.	Incorporated herein by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A filed August 28, 2018.

12.	Incorporated herein by reference to Post-Effective Amendment No. 117 to the Registrant’s Registration Statement on Form N-1A filed October 29, 2018.

13.	Incorporated herein by reference to Post-Effective Amendment No. 118 to the Registrant’s Registration Statement on Form N-1A filed November 6, 2018.

14.	Incorporated herein by reference to Post-Effective Amendment No. 136 to the Registrant’s Registration Statement on Form N-1A filed January 2, 2020.

15.	Incorporated by reference to Post-Effective Amendment No. 138 to the Registrant’s Registration Statement on Form N-1A filed on January 29, 2020.

16.	Incorporated by reference to Post-Effective Amendment No. 140 to the Registrant’s Registration Statement on Form N-1A filed on March 30, 2020.

17.	Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-14 filed on July 2, 2020.

18.	Filed herewith.

19.	To be filed by Post-Effective Amendment on Form N-1A.

Item 17. Undertakings.

(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant undertakes to file an opinion of counsel supporting the tax matters and consequences to shareholders discussed in the Proxy Statement/Prospectus in a post-effective amendment to this registration statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), the Registrant has duly caused this Registration Statement on Form N-14 to be signed below on its behalf by the undersigned, duly authorized, in the City of Fairway and the State of Kansas on the 7th day of August, 2020.

360 Funds

By:	/s/ Randall K. Linscott
Randall K. Linscott, President, Trustee and Principal Executive Officer

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

*		August 7, 2020
Gary W. DiCenzo, Trustee		Date
*		August 7, 2020
Arthur Q. Falk, Trustee		Date
*		August 7, 2020
Steven D. Poppen, Trustee		Date

*		August 7, 2020
Thomas J. Schmidt, Trustee		Date

*		August 7, 2020
Tom M. Wirtshafter, Trustee		Date
/s/ Randall K. Linscott		August 7, 2020
Randall K. Linscott, Trustee, President and Principal Executive Officer		Date

/s/ Larry E. Beaver, Jr.		August 7, 2020
Larry E. Beaver, Jr., Assistant Treasurer and Acting Principal Financial Officer		Date

*By:	/s/ Randall K. Linscott	August 7, 2020
Randall K. Linscott, Attorney-in-Fact		Date

*Attorney-in-fact pursuant to Powers of Attorney

EXHIBIT INDEX

(16)(14)	Consent of Independent Registered Public Accounting Firm